UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21574

Eaton Vance Floating-Rate Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

May 31

Date of Fiscal Year End

May 31, 2018

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Floating-Rate Income Trust (EFT)

Annual Report

May 31, 2018

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report May 31, 2018

Eaton Vance

Floating-Rate Income Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	47

Federal Tax Information	48

Annual Meeting of Shareholders	49

Dividend Reinvestment Plan	50

Board of Trustees’ Contract Approval	52

Management and Organization	55

Important Notices	58

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market experienced a positive return and limited price volatility for the 12-month period ended May 31, 2018, with the S&P/LSTA Leveraged Loan Index (the Index),2 a broad barometer of the U.S. loan market, returning 4.20%. For the period as a whole, performance was composed entirely of coupon generation, with loan prices slightly declining.

Shortly after the period opened on June 1, 2017, the Federal Reserve Board announced its second rate hike for 2017, which was later followed by additional rate hikes in December 2017 and in March 2018. A massive U.S. tax cut passed in December 2017 put additional upward pressure on interest rates, as it forced the government to increase borrowing to finance the tax relief. While rising rates were a negative for most fixed income asset classes, they increased investor demand and supported prices for floating-rate securities.

Additional good news for floating-rate loans arrived in late January 2018, when volatility returned to equity and fixed income markets as Treasury yields rose, after more than a year of calm. Given loans’ low duration9 and low sensitivity to interest rates, they were a sea of relative tranquility compared with other asset classes. As a result, from the beginning of 2018 through the end of the period on May 31, floating-rate loans generally outperformed U.S. government, corporate and high yield bonds, as well as U.S. and global equities.

Technical conditions were positive for most of the period, with demand generally outpacing supply. The collateralized loan obligation market was a consistently strong driver of demand, and retail mutual funds saw positive inflows for eight of the period’s 12 months. For the period as a whole, loan prices were relatively stable, beginning the period at an average price of $98.33 and ending it at an average price of $98.35. Approximately 88% of performing loans ended the period bid at 98% of their par value or higher.

With the U.S. economy’s recovery accelerating modestly during the period, health in corporate fundamentals continued to reflect relatively benign conditions. While the high-profile default of iHeartCommunications, Inc., an Index component, pushed up the default rate to 2.42% on a last-twelve-month basis in March 2018, the default rate settled down to close the period at 2.12%, well below its long-term average.

Fund Performance

For the 12-month period ended May 31, 2018, Eaton Vance Floating-Rate Income Trust (the Fund) had a total return of 6.03% at net asset value (NAV), outperforming the 4.20% return of the Index.

Under normal market conditions, the Fund invests at least 80% of its total assets in senior loans of domestic and foreign borrowers that are denominated in U.S. dollars and foreign currencies. In keeping with management’s long-term philosophy, the Fund has historically tended to underweight lower-quality8 loans relative to the Index — a strategy that may help the Fund experience limited credit losses over time, but may detract from relative performance versus the Index during periods when lower-quality issues outperform.

For the 12-month period, BBB-rated loans in the Index returned 3.20%, BB-rated loans in the Index returned 3.78%, B-rated loans in the Index returned 4.43%, CCC-rated loans in the Index returned 7.17%, and D-rated (defaulted) loans in the Index returned -5.41%. Given this performance mix, the Fund’s higher-quality orientation and resulting underweight, relative to the Index, to volatile defaulted loans helped performance versus the Index. However, the Fund’s underweight to rallying CCC-rated loans was a partial offset, detracting from relative results versus the Index.

More importantly, security selection across the Fund’s portfolio aided performance versus the Index, as loans held by the Fund collectively outperformed the loan market at large. Positive selection effect was particularly evident within the brokerage/securities dealers and the oil and gas sectors, and these represented the main contributors to relative Fund performance during the period. At the same time, credit selection within the electronics/electrical and health care sectors detracted from results relative to the Index.

Additionally, the Fund’s holdings in high-yield bonds detracted from performance versus the Index, as high-yield bonds underperformed the loan market during the period — and high-yield bonds are not included in the Index. However, the Fund’s employment of investment leverage6 contributed to performance versus the Index (which does not employ leverage). The use of leverage has the effect of achieving additional exposure to the loan market, and thus magnifying exposure to the Fund’s underlying investments in both up and down market environments. The use of leverage amplified the positive total return of the Fund’s underlying portfolio during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Performance2,3

Portfolio Managers Scott H. Page, CFA and Ralph Hinckley, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	06/29/2004	6.03%	5.41%	6.52%
Fund at Market Price	—	3.67	3.90	6.77
S&P/LSTA Leveraged Loan Index	—	4.20%	3.85%	5.20%

% Premium/Discount to NAV[4]
				–4.87%

Distributions[5]
Total Distributions per share for the period				$0.828
Distribution Rate at NAV				5.38%
Distribution Rate at Market Price				5.66%

% Total Leverage[6]
Borrowings				26.56%
Variable Rate Term Preferred Shares (VRTP Shares)				8.37

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Fund Profile

Top 10 Issuers (% of total investments)7

Reynolds Group Holdings, Inc.	1.2%

Valeant Pharmaceuticals International, Inc.	1.1

Asurion, LLC	1.0

Univision Communications, Inc.	1.0

Aretec Group, Inc.	0.9

Albertsons, LLC	0.8

JBS USA, LLC	0.8

Virgin Media Investment Holdings Limited	0.8

Infor (US), Inc.	0.8

Jaguar Holding Company II	0.7

Total	9.1%

Top 10 Sectors (% of total investments)7

Electronics/Electrical	10.5%

Health Care	9.9

Business Equipment and Services	9.0

Chemicals and Plastics	4.7

Cable and Satellite Television	4.2

Drugs	4.1

Industrial Equipment	3.8

Leisure Goods/Activities/Movies	3.8

Telecommunications	3.6

Financial Intermediaries	3.6

Total	57.2%

Credit Quality (% of bonds, loans and asset-backed securities)[8]

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Performance results reflect the effects of leverage. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance. com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Subsequent distributions declared, but not reflected in Fund Performance, reflect a reduction of the monthly distribution rate.

[6]

Leverage represents the liquidation value of the Fund’s VRTP Shares and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus VRTP Shares and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

[9]

Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments

Senior Floating-Rate Loans — 141.6%(1)
Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.0%
Accudyne Industries, LLC
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2024	748	$750,911
IAP Worldwide Services, Inc.
Revolving Loan, 1.46%, (3 mo. USD LIBOR + 5.50%), Maturing July 18, 2018(2)	325	325,440
Term Loan - Second Lien, 8.80%, (3 mo. USD LIBOR + 6.50%), Maturing July 18, 2019(3)	433	352,161
TransDigm, Inc.
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing June 9, 2023	6,643	6,637,131
Term Loan, 4.73%, (USD LIBOR + 2.50%), Maturing August 22, 2024(4)	2,877	2,875,665
Wesco Aircraft Hardware Corp.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.00%), Maturing October 4, 2021	994	994,375
WP CPP Holdings, LLC
Term Loan, 6.28%, (6 mo. USD LIBOR + 3.75%), Maturing April 30, 2025	400	402,750
		$12,338,433

Automotive — 2.9%
Allison Transmission, Inc.
Term Loan, 3.72%, (1 mo. USD LIBOR + 1.75%), Maturing September 23, 2022	1	$1,405
American Axle and Manufacturing, Inc.
Term Loan, 4.01%, (1 week USD LIBOR + 2.25%), Maturing April 6, 2024	3,324	3,333,377
Apro, LLC
Term Loan, 6.03%, (2 mo. USD LIBOR + 4.00%), Maturing August 8, 2024	293	295,014
Belron Finance US, LLC
Term Loan, 4.86%, (3 mo. USD LIBOR + 2.50%), Maturing November 7, 2024	599	602,054
Chassix, Inc.
Term Loan, 7.94%, (USD LIBOR + 5.50%), Maturing November 15, 2023(4)	1,496	1,503,731
CS Intermediate Holdco 2, LLC
Term Loan, 4.30%, (3 mo. USD LIBOR + 2.00%), Maturing November 2, 2023	615	616,720
Dayco Products, LLC
Term Loan, 7.31%, (3 mo. USD LIBOR + 5.00%), Maturing May 19, 2023	1,114	1,120,711
FCA US, LLC
Term Loan, 3.97%, (1 mo. USD LIBOR + 2.00%), Maturing December 31, 2018	1,338	1,342,552

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Automotive (continued)
Federal-Mogul Holdings Corporation
Term Loan, 5.68%, (1 mo. USD LIBOR + 3.75%), Maturing April 15, 2021		3,331	$3,365,480
Horizon Global Corporation
Term Loan, 6.48%, (1 mo. USD LIBOR + 4.50%), Maturing June 30, 2021		398	392,299
L&W, Inc.
Term Loan, 5.95%, (1 mo. USD LIBOR + 4.00%), Maturing May 22, 2025		875	877,188
Sage Automotive Interiors, Inc.
Term Loan, 6.98%, (1 mo. USD LIBOR + 5.00%), Maturing October 27, 2022		790	798,394
TI Group Automotive Systems, LLC
Term Loan, 3.50%, (3 mo. EURIBOR + 2.75%, Floor 0.75%), Maturing June 30, 2022	EUR	878	1,031,826
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing June 30, 2022		1,057	1,063,402
Tower Automotive Holdings USA, LLC
Term Loan, 4.69%, (1 mo. USD LIBOR + 2.75%), Maturing March 7, 2024		1,406	1,413,435
			$17,757,588

Beverage and Tobacco — 0.7%
Arterra Wines Canada, Inc.
Term Loan, 4.88%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023		2,745	$2,763,872
Flavors Holdings, Inc.
Term Loan, 8.05%, (3 mo. USD LIBOR + 5.75%), Maturing April 3, 2020		1,219	1,136,734
Term Loan - Second Lien, 12.30%, (3 mo. USD LIBOR + 10.00%), Maturing October 3, 2021		1,000	775,000
			$4,675,606

Brokerage / Securities Dealers / Investment Houses — 1.0%
Aretec Group, Inc.
Term Loan, 6.23%, (1 mo. USD LIBOR + 4.25%), Maturing November 23, 2020		1,598	$1,605,714
Term Loan - Second Lien, 9.48%, (1 mo. USD LIBOR + 7.50% (2.00% Cash, 7.48% PIK)), Maturing May 23, 2021		2,638	2,654,741
OZ Management L.P.
Term Loan, 7.13%, (3 mo. USD LIBOR + 4.75%), Maturing April 11, 2023		560	562,800
Resolute Investment Managers, Inc.
Term Loan - Second Lien, 9.86%, (3 mo. USD LIBOR + 7.50%), Maturing April 30, 2023		600	610,500

6	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Brokerage / Securities Dealers / Investment Houses (continued)
Salient Partners L.P.
Term Loan, 10.45%, (1 mo. USD LIBOR + 8.50%), Maturing May 19, 2021	748	$736,903
		$6,170,658

Building and Development — 3.6%
American Builders & Contractors Supply Co., Inc.
Term Loan, 3.98%, (1 mo. USD LIBOR + 2.00%), Maturing October 31, 2023	2,822	$2,814,153
Beacon Roofing Supply, Inc.
Term Loan, 4.18%, (1 mo. USD LIBOR + 2.25%), Maturing January 2, 2025	625	626,172
Core & Main L.P.
Term Loan, 5.12%, (USD LIBOR + 3.00%), Maturing August 1, 2024(4)	821	825,492
CPG International, Inc.
Term Loan, 5.59%, (6 mo. USD LIBOR + 3.75%), Maturing May 3, 2024	2,024	2,030,677
DTZ U.S. Borrower, LLC
Term Loan, 5.57%, (3 mo. USD LIBOR + 3.25%), Maturing November 4, 2021	4,545	4,546,583
GGP, Inc.
Term Loan, Maturing May 4, 2025(5)	1,025	1,013,149
Henry Company, LLC
Term Loan, 5.98%, (1 mo. USD LIBOR + 4.00%), Maturing October 5, 2023	445	450,940
Quikrete Holdings, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing November 15, 2023	2,788	2,794,077
RE/MAX International, Inc.
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing December 15, 2023	2,091	2,099,741
Realogy Corporation
Term Loan, 4.18%, (1 mo. USD LIBOR + 2.25%), Maturing February 8, 2025	911	917,223
Summit Materials Companies I, LLC
Term Loan, 3.98%, (1 mo. USD LIBOR + 2.00%), Maturing November 21, 2024	673	676,819
Werner FinCo L.P.
Term Loan, 5.91%, (1 mo. USD LIBOR + 4.00%), Maturing July 24, 2024	1,145	1,152,154
WireCo WorldGroup, Inc.
Term Loan, 6.98%, (1 mo. USD LIBOR + 5.00%), Maturing September 30, 2023	640	646,653
Term Loan - Second Lien, 10.98%, (1 mo. USD LIBOR + 9.00%), Maturing September 30, 2024	1,500	1,515,000
		$22,108,833

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 13.1%
Acosta Holdco, Inc.
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing September 26, 2021		3,301	$2,686,374
Adtalem Global Education, Inc.
Term Loan, 4.94%, (1 mo. USD LIBOR + 3.00%), Maturing April 1, 2025		425	426,594
AlixPartners, LLP
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing April 4, 2024		2,429	2,438,614
Altran Technologies S.A.
Term Loan, 3.25%, (2 mo. EURIBOR + 3.25%), Maturing March 20, 2025	EUR	1,541	1,811,765
ASGN Incorporated
Term Loan, 3.98%, (1 mo. USD LIBOR + 2.00%), Maturing April 2, 2025		503	505,055
Brand Energy & Infrastructure Services, Inc.
Term Loan, 6.61%, (3 mo. USD LIBOR + 4.25%), Maturing June 21, 2024		571	574,825
Brickman Group Ltd., LLC
Term Loan, 4.96%, (1 mo. USD LIBOR + 3.00%), Maturing December 18, 2020		870	875,887
Camelot UK Holdco Limited
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing October 3, 2023		2,054	2,060,598
Cast and Crew Payroll, LLC
Term Loan, 4.68%, (3 mo. USD LIBOR + 2.75%), Maturing September 27, 2024		421	420,892
Ceridian HCM Holding, Inc.
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing April 5, 2025		1,575	1,581,398
Change Healthcare Holdings LLC
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2024		7,103	7,108,322
Corporate Capital Trust, Inc.
Term Loan, 5.56%, (3 mo. USD LIBOR + 3.25%), Maturing May 20, 2019		1,008	1,014,275
CPM Holdings, Inc.
Term Loan, 5.48%, (1 mo. USD LIBOR + 3.50%), Maturing April 11, 2022		291	294,631
Crossmark Holdings, Inc.
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing December 20, 2019		1,508	841,085
Cypress Intermediate Holdings III, Inc.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.00%), Maturing April 27, 2024		1,390	1,394,566
EAB Global, Inc.
Term Loan, 6.25%, (USD LIBOR + 3.75%), Maturing November 15, 2024(4)		1,400	1,400,000

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Education Management, LLC
Term Loan, 0.00%, Maturing July 2, 2020(3)(6)		252	$47,468
Term Loan, 0.00%, Maturing July 2, 2020(3)(6)		566	0
EIG Investors Corp.
Term Loan, 6.32%, (USD LIBOR + 4.00%), Maturing February 9, 2023(4)		3,561	3,583,707
Element Materials Technology Group US Holdings, Inc.
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing June 28, 2024		424	426,587
Extreme Reach, Inc.
Term Loan, 8.24%, (1 mo. USD LIBOR + 6.25%), Maturing February 7, 2020		2,311	2,311,054
First Data Corporation
Term Loan, 3.97%, (1 mo. USD LIBOR + 2.00%), Maturing July 8, 2022		2,631	2,632,818
Garda World Security Corporation
Term Loan, 5.51%, (3 mo. USD LIBOR + 3.50%), Maturing May 24, 2024		2,099	2,123,033
Term Loan, 5.92%, (3 mo. USD LIBOR + 4.25%), Maturing May 24, 2024	CAD	965	750,030
Global Payments, Inc.
Term Loan, 3.73%, (1 mo. USD LIBOR + 1.75%), Maturing April 21, 2023		989	996,018
IG Investment Holdings, LLC
Term Loan, 5.61%, (3 mo. USD LIBOR + 3.50%), Maturing May 18, 2025		2,655	2,665,927
Information Resources, Inc.
Term Loan, 6.57%, (3 mo. USD LIBOR + 4.25%), Maturing January 18, 2024		916	921,817
ION Trading Technologies S.a.r.l.
Term Loan, 3.75%, (3 mo. EURIBOR + 2.75%, Floor 1.00%), Maturing November 21, 2024	EUR	2,269	2,649,625
Iron Mountain, Inc.
Term Loan, 3.73%, (1 mo. USD LIBOR + 1.75%), Maturing January 2, 2026		925	913,438
J.D. Power and Associates
Term Loan, 6.55%, (3 mo. USD LIBOR + 4.25%), Maturing September 7, 2023		3,457	3,478,971
KAR Auction Services, Inc.
Term Loan, 4.56%, (3 mo. USD LIBOR + 2.25%), Maturing March 11, 2021		1,974	1,985,790
Kronos Incorporated
Term Loan, 5.36%, (USD LIBOR + 3.00%), Maturing November 1, 2023(4)		6,410	6,453,353
LegalZoom.com, Inc.
Term Loan, 6.45%, (1 mo. USD LIBOR + 4.50%), Maturing November 21, 2024		798	806,978

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
LegalZoom.com, Inc. (continued)
Term Loan - Second Lien, 10.46%, (1 mo. USD LIBOR + 8.50%), Maturing November 21, 2025		600	$606,000
Monitronics International, Inc.
Term Loan, 7.80%, (3 mo. USD LIBOR + 5.50%), Maturing September 30, 2022		2,372	2,277,054
PGX Holdings, Inc.
Term Loan, 7.24%, (1 mo. USD LIBOR + 5.25%), Maturing September 29, 2020		1,380	1,348,493
Ping Identity Corporation
Term Loan, 5.72%, (1 mo. USD LIBOR + 3.75%), Maturing January 22, 2025		375	377,344
Pre-Paid Legal Services, Inc.
Term Loan, 5.16%, (1 mo. USD LIBOR + 3.25%), Maturing May 1, 2025		525	529,840
Prime Security Services Borrower, LLC
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2022		2,791	2,788,678
Red Ventures, LLC
Term Loan, 5.98%, (1 mo. USD LIBOR + 4.00%), Maturing November 8, 2024		1,294	1,311,555
SMG Holdings, Inc.
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing January 23, 2025		250	251,406
Solera, LLC
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023		895	899,337
Spin Holdco, Inc.
Term Loan, 5.34%, (2 mo. USD LIBOR + 3.25%), Maturing November 14, 2022		3,519	3,542,105
Techem GmbH
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing October 2, 2024	EUR	1,400	1,641,931
Tempo Acquisition, LLC
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing May 1, 2024		1,940	1,945,213
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 4.83%, (3 mo. USD LIBOR + 2.50%), Maturing March 17, 2025		2,150	2,152,150
Vantiv, LLC
Term Loan, 3.92%, (1 mo. USD LIBOR + 2.00%), Maturing August 9, 2024		1,350	1,354,406
Vestcom Parent Holdings, Inc.
Term Loan, 5.98%, (1 mo. USD LIBOR + 4.00%), Maturing December 19, 2023		568	569,232
WASH Multifamily Laundry Systems, LLC
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022		269	268,623

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
West Corporation
Term Loan, 5.48%, (1 mo. USD LIBOR + 3.50%), Maturing October 10, 2024		350	$350,273
Term Loan, 5.98%, (1 mo. USD LIBOR + 4.00%), Maturing October 10, 2024		1,172	1,172,795
			$81,567,930

Cable and Satellite Television — 6.4%
Charter Communications Operating, LLC
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.00%), Maturing April 30, 2025		3,840	$3,853,098
CSC Holdings, LLC
Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing July 17, 2025		3,781	3,769,800
Term Loan, 4.42%, (1 mo. USD LIBOR + 2.50%), Maturing January 25, 2026		1,375	1,376,719
Numericable Group S.A.
Term Loan, 3.00%, (2 mo. EURIBOR + 3.00%), Maturing July 31, 2025	EUR	495	570,322
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing July 31, 2025		2,005	1,973,009
Radiate Holdco, LLC
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing February 1, 2024		2,064	2,037,014
Telenet Financing USD, LLC
Term Loan, 4.42%, (1 mo. USD LIBOR + 2.50%), Maturing March 1, 2026		2,400	2,400,250
Term Loan, Maturing August 17, 2026(5)		2,425	2,426,516
Unitymedia Finance, LLC
Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing January 15, 2026		1,050	1,051,094
Unitymedia Hessen GmbH & Co. KG
Term Loan, 2.75%, (6 mo. EURIBOR + 2.75%), Maturing January 15, 2027	EUR	1,000	1,172,054
UPC Financing Partnership
Term Loan, 4.42%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026		2,600	2,595,733
Term Loan, 2.75%, (6 mo. EURIBOR + 2.75%), Maturing October 15, 2026	EUR	2,000	2,342,903
Virgin Media Bristol, LLC
Term Loan, 4.42%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2026		7,400	7,389,596
Ziggo Secured Finance B.V.
Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), Maturing April 15, 2025	EUR	2,425	2,830,295

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Ziggo Secured Finance Partnership
Term Loan, 4.42%, (1 mo. USD LIBOR + 2.50%), Maturing April 15, 2025		3,825	$3,808,529
			$39,596,932

Chemicals and Plastics — 6.7%
Alpha 3 B.V.
Term Loan, 5.30%, (USD LIBOR + 3.00%), Maturing January 31, 2024(4)		696	$697,565
Aruba Investments, Inc.
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing February 2, 2022		999	1,000,134
Ashland, Inc.
Term Loan, 3.70%, (1 mo. USD LIBOR + 1.75%), Maturing May 17, 2024		620	623,511
Axalta Coating Systems US Holdings, Inc.
Term Loan, 4.05%, (3 mo. USD LIBOR + 1.75%), Maturing June 1, 2024		2,713	2,717,649
Chemours Company (The)
Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing March 21, 2025	EUR	647	763,149
Term Loan, 3.74%, (1 mo. USD LIBOR + 1.75%), Maturing April 3, 2025		343	343,455
Emerald Performance Materials, LLC
Term Loan, 5.48%, (1 mo. USD LIBOR + 3.50%), Maturing August 1, 2021		552	555,263
Term Loan - Second Lien, 9.73%, (1 mo. USD LIBOR + 7.75%), Maturing August 1, 2022		625	625,391
Ferro Corporation
Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		359	359,947
Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		366	367,772
Term Loan, 4.35%, (3 mo. USD LIBOR + 2.25%), Maturing February 14, 2024		446	447,171
Flint Group GmbH
Term Loan, 5.36%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		161	153,413
Flint Group US, LLC
Term Loan, 5.36%, (3 mo. USD LIBOR + 3.00%), Maturing September 7, 2021		973	928,021
Gemini HDPE, LLC
Term Loan, 4.86%, (3 mo. USD LIBOR + 2.50%), Maturing August 7, 2024		2,390	2,398,677
H.B. Fuller Company
Term Loan, 3.95%, (1 mo. USD LIBOR + 2.00%), Maturing October 20, 2024		2,164	2,169,836

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Ineos US Finance, LLC
Term Loan, 2.50%, (1 mo. EURIBOR + 2.00%, Floor 0.50%), Maturing March 31, 2024	EUR	3,267	$3,813,955
Term Loan, 3.98%, (1 mo. USD LIBOR + 2.00%), Maturing March 31, 2024		100	99,875
Invictus US, LLC
Term Loan, 5.10%, (2 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		525	529,101
Kraton Polymers, LLC
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing March 5, 2025		1,094	1,099,183
MacDermid, Inc.
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing June 7, 2020		1,077	1,080,882
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing June 7, 2023		2,773	2,793,670
Minerals Technologies, Inc.
Term Loan, 4.28%, (USD LIBOR + 2.25%), Maturing February 14, 2024(4)		956	963,313
Orion Engineered Carbons GmbH
Term Loan, 4.30%, (3 mo. USD LIBOR + 2.00%), Maturing July 25, 2024		1,164	1,172,738
Term Loan, 2.50%, (3 mo. EURIBOR + 2.50%), Maturing July 31, 2024	EUR	833	979,050
PQ Corporation
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing February 8, 2025		3,133	3,140,878
Prince Minerals, Inc.
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing March 20, 2025		400	404,000
Solenis International L.P.
Term Loan, 4.50%, (EURIBOR + 3.50%, Floor 1.00%), Maturing July 31, 2021(4)	EUR	1,037	1,215,776
Term Loan, 5.56%, (USD LIBOR + 3.25%), Maturing July 31, 2021(4)		314	314,331
Sonneborn Refined Products B.V.
Term Loan, 5.73%, (1 mo. USD LIBOR + 3.75%), Maturing December 10, 2020		70	70,655
Sonneborn, LLC
Term Loan, 5.73%, (1 mo. USD LIBOR + 3.75%), Maturing December 10, 2020		394	400,378
Spectrum Holdings III Corp.
Term Loan, 1.00%, Maturing January 31, 2025(2)		36	36,090
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing January 31, 2025		364	364,910
Trinseo Materials Operating S.C.A.
Term Loan, 3.98%, (1 mo. USD LIBOR + 2.00%), Maturing September 9, 2024		1,804	1,811,452

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Tronox Blocked Borrower, LLC
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing September 22, 2024		1,116	$1,123,247
Tronox Finance, LLC
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing September 22, 2024		2,575	2,592,109
Unifrax Corporation
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing April 4, 2024		596	601,463
Univar, Inc.
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing July 1, 2024		2,793	2,811,628
Venator Materials Corporation
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing August 8, 2024		423	428,161
			$41,997,799

Conglomerates — 0.0%(7)
Penn Engineering & Manufacturing Corp.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing June 27, 2024		273	$274,302
			$274,302

Containers and Glass Products — 4.4%
Berlin Packaging, LLC
Term Loan, 4.94%, (USD LIBOR + 3.00%), Maturing November 7, 2025(4)		275	$275,745
Berry Global, Inc.
Term Loan, 3.96%, (1 mo. USD LIBOR + 2.00%), Maturing October 1, 2022		930	933,643
BWAY Holding Company
Term Loan, 5.59%, (USD LIBOR + 3.25%), Maturing April 3, 2024(4)		2,567	2,576,296
Consolidated Container Company, LLC
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		423	426,208
Crown Americas, LLC
Term Loan, 2.38%, (3 mo. EURIBOR + 2.38%), Maturing January 29, 2025	EUR	625	733,592
Flex Acquisition Company, Inc.
Term Loan, 5.31%, (3 mo. USD LIBOR + 3.00%), Maturing December 29, 2023		3,490	3,488,295
Horizon Holdings III SAS
Term Loan, 2.75%, (6 mo. EURIBOR + 2.75%), Maturing October 29, 2022	EUR	1,692	1,968,235

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
Libbey Glass, Inc.
Term Loan, 4.93%, (1 mo. USD LIBOR + 3.00%), Maturing April 9, 2021		1,117	$1,104,510
Pelican Products, Inc.
Term Loan, 5.41%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2025		650	653,656
Reynolds Group Holdings, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing February 5, 2023		5,800	5,822,274
Ring Container Technologies Group, LLC
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing October 31, 2024		823	824,738
SIG Combibloc PurchaseCo S.a.r.l.
Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing March 13, 2022	EUR	2,630	3,085,227
SIG Combibloc US Acquisition, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing March 13, 2022		1,210	1,219,205
Trident TPI Holdings, Inc.
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing October 17, 2024	EUR	1,372	1,606,432
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing October 17, 2024		774	772,736
Verallia Packaging S.A.S.
Term Loan, Maturing August 29, 2025(5)	EUR	1,525	1,782,059
			$27,272,851

Cosmetics / Toiletries — 0.3%
KIK Custom Products, Inc.
Term Loan, 5.97%, (1 mo. USD LIBOR + 4.00%), Maturing May 15, 2023		1,594	$1,607,939
			$1,607,939

Drugs — 5.8%
Albany Molecular Research, Inc.
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing August 30, 2024		846	$845,926
Term Loan - Second Lien, 8.98%, (1 mo. USD LIBOR + 7.00%), Maturing August 30, 2025		500	506,875
Alkermes, Inc.
Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing March 23, 2023		404	406,724
Amneal Pharmaceuticals, LLC
Term Loan, 5.63%, (3 mo. USD LIBOR + 3.50%), Maturing May 4, 2025		3,800	3,797,625

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Drugs (continued)
Arbor Pharmaceuticals, Inc.
Term Loan, 7.48%, (USD LIBOR + 5.00%), Maturing July 5, 2023(4)	2,943	$2,959,135
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 6.25%, (1 mo. USD LIBOR + 4.25%), Maturing April 29, 2024	5,111	5,078,151
Horizon Pharma, Inc.
Term Loan, 5.25%, (1 mo. USD LIBOR + 3.25%), Maturing March 29, 2024	3,674	3,686,192
Jaguar Holding Company II
Term Loan, 4.65%, (USD LIBOR + 2.50%), Maturing August 18, 2022(4)	7,073	7,077,093
Mallinckrodt International Finance S.A.
Term Loan, 5.20%, (6 mo. USD LIBOR + 2.75%), Maturing September 24, 2024	2,764	2,706,567
Term Loan, 5.52%, (6 mo. USD LIBOR + 3.00%), Maturing February 24, 2025	925	905,344
PharMerica Corporation
Term Loan, 5.43%, (1 mo. USD LIBOR + 3.50%), Maturing December 6, 2024	850	853,542
Term Loan - Second Lien, 9.68%, (1 mo. USD LIBOR + 7.75%), Maturing December 7, 2025	450	451,688
Valeant Pharmaceuticals International, Inc.
Term Loan, 5.42%, (1 mo. USD LIBOR + 3.50%), Maturing April 1, 2022	5,473	5,493,040
Term Loan, Maturing May 17, 2025(5)	1,375	1,378,975
		$36,146,877

Ecological Services and Equipment — 1.3%
Advanced Disposal Services, Inc.
Term Loan, 4.00%, (1 week USD LIBOR + 2.25%), Maturing November 10, 2023	2,272	$2,282,564
Charah, LLC
Term Loan, 8.50%, (USD LIBOR + 6.25%), Maturing October 25, 2024(4)	687	697,178
EnergySolutions, LLC
Term Loan, 5.77%, (3 mo. USD LIBOR + 3.75%), Maturing May 2, 2025	1,300	1,317,063
GFL Environmental, Inc.
Term Loan, Maturing May 31, 2025(5)	287	287,831
Term Loan, Maturing May 31, 2025(5)	2,313	2,317,044
Wastequip, LLC
Term Loan, 5.45%, (1 mo. USD LIBOR + 3.50%), Maturing March 13, 2025	150	150,844

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Ecological Services and Equipment (continued)
Wrangler Buyer Corp.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	774	$776,607
		$7,829,131

Electronics / Electrical — 16.3%
AI Ladder (Luxembourg) Subco S.a r.l
Term Loan, Maturing May 1, 2025(5)	400	$400,000
Almonde, Inc.
Term Loan, 5.81%, (3 mo. USD LIBOR + 3.50%), Maturing June 13, 2024	2,853	2,813,535
Answers Finance, LLC
Term Loan - Second Lien, 9.00%, (3 mo. USD Prime + 7.90%, Cap 1.10%), Maturing September 15, 2021	500	489,690
Applied Systems, Inc.
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing September 19, 2024	2,438	2,458,573
Aptean, Inc.
Term Loan, 6.56%, (3 mo. USD LIBOR + 4.25%), Maturing December 20, 2022	2,723	2,730,327
Avast Software B.V.
Term Loan, 4.49%, (3 mo. USD LIBOR + 2.50%), Maturing September 30, 2023	1,548	1,557,424
Barracuda Networks, Inc.
Term Loan, 5.17%, (1 mo. USD LIBOR + 3.25%), Maturing February 12, 2025	1,200	1,206,937
Campaign Monitor Finance Pty. Limited
Term Loan, 7.55%, (3 mo. USD LIBOR + 5.25%), Maturing March 18, 2021	1,029	1,034,817
CommScope, Inc.
Term Loan, 3.98%, (1 mo. USD LIBOR + 2.00%), Maturing December 29, 2022	727	729,904
CPI International, Inc.
Term Loan, 5.48%, (1 mo. USD LIBOR + 3.50%), Maturing July 26, 2024	721	724,832
Cypress Semiconductor Corporation
Term Loan, 4.22%, (1 mo. USD LIBOR + 2.25%), Maturing July 5, 2021	1,107	1,116,683
DigiCert, Inc.
Term Loan, 6.73%, (1 mo. USD LIBOR + 4.75%), Maturing October 31, 2024	1,025	1,027,255
Electrical Components International, Inc.
Term Loan, 7.05%, (3 mo. USD LIBOR + 4.75%), Maturing May 28, 2021	2,195	2,200,924

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Electro Rent Corporation
Term Loan, 7.33%, (USD LIBOR + 5.00%), Maturing January 31, 2024(4)		1,358	$1,365,733
Entegris, Inc.
Term Loan, 4.23%, (1 mo. USD LIBOR + 2.25%), Maturing April 30, 2021		130	130,797
Epicor Software Corporation
Term Loan, 5.24%, (1 mo. USD LIBOR + 3.25%), Maturing June 1, 2022		1,222	1,229,387
Exact Merger Sub, LLC
Term Loan, 6.55%, (3 mo. USD LIBOR + 4.25%), Maturing September 27, 2024		672	677,711
EXC Holdings III Corp.
Term Loan, 5.16%, (6 mo. USD LIBOR + 3.50%), Maturing December 2, 2024		524	528,931
Eze Castle Software, Inc.
Term Loan, 5.10%, (USD LIBOR + 3.00%), Maturing April 6, 2020(4)		2,448	2,464,932
Flexera Software, LLC
Term Loan, 5.24%, (1 mo. USD LIBOR + 3.25%), Maturing February 26, 2025		250	251,250
Go Daddy Operating Company, LLC
Term Loan, 4.23%, (1 mo. USD LIBOR + 2.25%), Maturing February 15, 2024		5,800	5,824,134
GTCR Valor Companies, Inc.
Term Loan, 5.31%, (2 mo. USD LIBOR + 3.25%), Maturing June 16, 2023		1,644	1,659,674
Term Loan, 3.50%, (2 mo. EURIBOR + 3.50%), Maturing June 20, 2023	EUR	498	584,511
Hyland Software, Inc.
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing July 1, 2022		3,291	3,322,546
Infoblox, Inc.
Term Loan, 6.48%, (1 mo. USD LIBOR + 4.50%), Maturing November 7, 2023		2,083	2,111,297
Infor (US), Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing February 1, 2022		7,213	7,225,818
Informatica, LLC
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing August 5, 2022	EUR	349	409,874
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing August 5, 2022		3,985	4,015,331
Lattice Semiconductor Corporation
Term Loan, 6.17%, (1 mo. USD LIBOR + 4.25%), Maturing March 10, 2021		546	548,547

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
MA FinanceCo., LLC
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing November 19, 2021	3,043	$3,023,595
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing June 21, 2024	527	523,862
MACOM Technology Solutions Holdings, Inc.
Term Loan, 4.23%, (1 mo. USD LIBOR + 2.25%), Maturing May 17, 2024	1,297	1,284,472
Microchip Technology Incorporated
Term Loan, Maturing May 29, 2025(5)	2,775	2,792,921
MTS Systems Corporation
Term Loan, 5.17%, (1 mo. USD LIBOR + 3.25%), Maturing July 5, 2023	1,269	1,280,335
Prometric Holdings, Inc.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.00%), Maturing January 29, 2025	325	326,930
Renaissance Holding Corp.
Term Loan, Maturing May 30, 2025(5)	1,300	1,302,460
Term Loan - Second Lien, Maturing May 29, 2026(5)	200	201,000
Rocket Software, Inc.
Term Loan, 6.05%, (3 mo. USD LIBOR + 3.75%), Maturing October 14, 2023	1,431	1,447,487
Seattle Spinco, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing June 21, 2024	3,562	3,558,920
SGS Cayman L.P.
Term Loan, 7.68%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021	403	388,823
SkillSoft Corporation
Term Loan, 6.73%, (1 mo. USD LIBOR + 4.75%), Maturing April 28, 2021	5,073	4,783,033
SolarWinds Holdings, Inc.
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing February 5, 2024	1,995	2,006,902
Southwire Company
Term Loan, Maturing May 15, 2025(5)	625	628,906
SS&C Technologies Holdings Europe S.a.r.l.
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing April 16, 2025	1,521	1,531,250
SS&C Technologies, Inc.
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing April 16, 2025	4,062	4,089,876
SurveyMonkey, Inc.
Term Loan, 6.81%, (3 mo. USD LIBOR + 4.50%), Maturing April 13, 2024	1,439	1,437,326

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Sutherland Global Services, Inc.
Term Loan, 7.68%, (3 mo. USD LIBOR + 5.38%), Maturing April 23, 2021		1,731	$1,670,366
Switch, Ltd.
Term Loan, 4.23%, (1 mo. USD LIBOR + 2.25%), Maturing June 27, 2024		273	274,004
Tibco Software, Inc.
Term Loan, 5.49%, (1 mo. USD LIBOR + 3.50%), Maturing December 4, 2020		544	546,939
TTM Technologies, Inc.
Term Loan, 4.41%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2024		350	351,312
Uber Technologies
Term Loan, 5.98%, (1 mo. USD LIBOR + 4.00%), Maturing July 13, 2023		4,338	4,362,779
Term Loan, 5.92%, (1 mo. USD LIBOR + 4.00%), Maturing April 4, 2025		1,625	1,636,934
Veritas Bermuda Ltd.
Term Loan, 6.80%, (3 mo. USD LIBOR + 4.50%), Maturing January 27, 2023		2,434	2,307,423
Vero Parent, Inc.
Term Loan, 6.98%, (1 mo. USD LIBOR + 5.00%), Maturing August 16, 2024		2,612	2,615,140
VF Holding Corp.
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing June 30, 2023		3,007	3,015,913
Wall Street Systems Delaware, Inc.
Term Loan, 4.00%, (3 mo. EURIBOR + 3.00%, Floor 1.00%), Maturing November 21, 2024	EUR	623	732,474
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing November 21, 2024		798	796,005
Western Digital Corporation
Term Loan, 3.71%, (1 mo. USD LIBOR + 1.75%), Maturing April 29, 2023		1,702	1,709,191
			$101,467,952

Equipment Leasing — 0.7%
Avolon TLB Borrower 1 (US), LLC
Term Loan, 3.95%, (1 mo. USD LIBOR + 2.00%), Maturing January 15, 2025		4,491	$4,456,360
			$4,456,360

Financial Intermediaries — 5.6%
Armor Holding II, LLC
Term Loan, 6.81%, (3 mo. USD LIBOR + 4.50%), Maturing June 26, 2020		2,415	$2,424,022

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Armor Holding II, LLC (continued)
Term Loan - Second Lien, 11.31%, (3 mo. USD LIBOR + 9.00%), Maturing December 26, 2020	1,425	$1,432,125
Blackhawk Network Holdings, Inc.
Term Loan, Maturing May 23, 2025(5)	850	852,125
Citco Funding, LLC
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing March 31, 2022	2,849	2,873,049
Clipper Acquisitions Corp.
Term Loan, 4.02%, (3 mo. USD LIBOR + 2.00%), Maturing December 27, 2024	1,272	1,277,377
Ditech Holding Corporation
Term Loan, 7.98%, (1 mo. USD LIBOR + 6.00%), Maturing June 30, 2022	3,720	3,573,547
Donnelley Financial Solutions, Inc.
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing October 2, 2023	291	292,521
EIG Management Company, LLC
Term Loan, 6.08%, (3 mo. USD LIBOR + 3.75%), Maturing January 30, 2025	275	277,979
FinCo I, LLC
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing December 27, 2022	1,269	1,276,202
Focus Financial Partners, LLC
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing July 3, 2024	1,519	1,527,228
Freedom Mortgage Corporation
Term Loan, 6.71%, (1 mo. USD LIBOR + 4.75%), Maturing February 23, 2022	2,003	2,033,088
Greenhill & Co., Inc.
Term Loan, 5.75%, (USD LIBOR + 3.75%), Maturing October 12, 2022(4)	1,086	1,095,755
GreenSky Holdings, LLC
Term Loan, 5.25%, (1 mo. USD LIBOR + 3.25%), Maturing March 29, 2025	1,500	1,505,625
Guggenheim Partners, LLC
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing July 21, 2023	1,140	1,141,537
Harbourvest Partners, LLC
Term Loan, 4.55%, (3 mo. USD LIBOR + 2.25%), Maturing February 20, 2025	1,219	1,222,020
LPL Holdings, Inc.
Term Loan, 4.56%, (3 mo. USD LIBOR + 2.25%), Maturing September 23, 2024	1,489	1,491,560
MIP Delaware, LLC
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing March 9, 2020	109	109,464

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
NXT Capital, Inc.
Term Loan, 5.49%, (1 mo. USD LIBOR + 3.50%), Maturing November 22, 2022	2,840	$2,861,478
Ocwen Financial Corporation
Term Loan, 6.93%, (1 mo. USD LIBOR + 5.00%), Maturing December 5, 2020	328	332,353
Quality Care Properties, Inc.
Term Loan, 7.23%, (1 mo. USD LIBOR + 5.25%), Maturing October 31, 2022	2,864	2,898,353
Sesac Holdco II, LLC
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing February 23, 2024	594	593,258
StepStone Group L.P.
Term Loan, 5.97%, (1 mo. USD LIBOR + 4.00%), Maturing March 14, 2025	650	654,062
Victory Capital Management, Inc.
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing February 7, 2025	318	319,098
Virtus Investment Partners, Inc.
Term Loan, 4.43%, (1 mo. USD LIBOR + 2.50%), Maturing June 1, 2024	546	548,263
Term Loan, 1.25%, Maturing June 3, 2024(2)	200	200,875
Walker & Dunlop, Inc.
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing December 11, 2020	2,170	2,191,937
		$35,004,901

Food Products — 4.2%
Alphabet Holding Company, Inc.
Term Loan, 5.48%, (1 mo. USD LIBOR + 3.50%), Maturing September 26, 2024	2,587	$2,283,027
American Seafoods Group, LLC
Term Loan, 4.72%, (1 mo. USD LIBOR + 2.75%), Maturing August 21, 2023	364	366,110
Badger Buyer Corp.
Term Loan, 5.48%, (1 mo. USD LIBOR + 3.50%), Maturing September 30, 2024	373	375,224
CHG PPC Parent, LLC
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing March 31, 2025	525	528,609
Del Monte Foods, Inc.
Term Loan, 5.58%, (3 mo. USD LIBOR + 3.25%), Maturing February 18, 2021	1,235	1,021,334
Term Loan - Second Lien, 9.06%, (6 mo. USD LIBOR + 7.25%), Maturing August 18, 2021	527	362,642

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Dole Food Company, Inc.
Term Loan, 4.71%, (USD LIBOR + 2.75%), Maturing April 6, 2024(4)		1,864	$1,869,036
Froneri International PLC
Term Loan, 2.63%, (3 mo. EURIBOR + 2.63%), Maturing January 22, 2025	EUR	2,825	3,311,168
Hearthside Food Solutions, LLC
Term Loan, 4.96%, (1 mo. USD LIBOR + 3.00%), Maturing May 23, 2025		775	773,069
High Liner Foods Incorporated
Term Loan, 5.53%, (3 mo. USD LIBOR + 3.25%), Maturing April 24, 2021		848	830,403
HLF Financing S.a.r.l.
Term Loan, 7.48%, (1 mo. USD LIBOR + 5.50%), Maturing February 15, 2023		1,549	1,569,469
Jacobs Douwe Egberts International B.V.
Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), Maturing July 2, 2022	EUR	285	335,907
Term Loan, 4.63%, (3 mo. USD LIBOR + 2.25%), Maturing July 2, 2022		2,074	2,084,704
JBS USA, LLC
Term Loan, 4.68%, (3 mo. USD LIBOR + 2.50%), Maturing October 30, 2022		7,581	7,570,350
Mastronardi Produce Limited
Term Loan, 5.16%, (1 mo. USD LIBOR + 3.25%), Maturing April 18, 2025		400	405,000
Nomad Foods Europe Midco Limited
Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing May 15, 2024		644	645,310
Post Holdings, Inc.
Term Loan, 3.97%, (1 mo. USD LIBOR + 2.00%), Maturing May 24, 2024		1,787	1,791,309
			$26,122,671

Food Service — 2.2%
1011778 B.C. Unlimited Liability Company
Term Loan, 4.23%, (1 mo. USD LIBOR + 2.25%), Maturing February 16, 2024		6,361	$6,367,083
Aramark Services, Inc.
Term Loan, 3.98%, (1 mo. USD LIBOR + 2.00%), Maturing March 11, 2025		973	975,602
IRB Holding Corp.
Term Loan, 5.21%, (USD LIBOR + 3.25%), Maturing February 5, 2025(4)		900	906,750
KFC Holding Co.
Term Loan, 3.69%, (1 mo. USD LIBOR + 1.75%), Maturing April 3, 2025		1,059	1,065,212

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Service (continued)
NPC International, Inc.
Term Loan, 5.48%, (1 mo. USD LIBOR + 3.50%), Maturing April 19, 2024		943	$952,893
Seminole Hard Rock Entertainment, Inc.
Term Loan, 5.06%, (3 mo. USD LIBOR + 2.75%), Maturing May 14, 2020		286	288,161
TKC Holdings, Inc.
Term Loan, 6.23%, (1 mo. USD LIBOR + 4.25%), Maturing February 1, 2023		1,114	1,122,660
Welbilt, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing March 3, 2023		1,772	1,780,097
			$13,458,458

Food / Drug Retailers — 1.6%
Albertsons, LLC
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing August 25, 2021		1,346	$1,334,380
Term Loan, 5.29%, (3 mo. USD LIBOR + 3.00%), Maturing December 21, 2022		1,481	1,469,074
Term Loan, Maturing May 2, 2023(5)		1,275	1,276,594
Term Loan, 5.32%, (3 mo. USD LIBOR + 3.00%), Maturing June 22, 2023		4,003	3,960,735
Diplomat Pharmacy, Inc.
Term Loan, 6.49%, (1 mo. USD LIBOR + 4.50%), Maturing December 20, 2024		508	513,525
Holland & Barrett International
Term Loan, 5.89%, (3 mo. GBP LIBOR + 5.25%), Maturing August 4, 2024	GBP	450	581,009
Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing August 9, 2024	EUR	450	513,316
Supervalu, Inc.
Term Loan, 5.48%, (1 mo. USD LIBOR + 3.50%), Maturing June 8, 2024		210	210,519
Term Loan, 5.48%, (1 mo. USD LIBOR + 3.50%), Maturing June 8, 2024		351	350,865
			$10,210,017

Forest Products — 0.2%
Expera Specialty Solutions, LLC
Term Loan, 6.23%, (1 mo. USD LIBOR + 4.25%), Maturing November 3, 2023		1,126	$1,140,238
			$1,140,238

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care — 14.5%
Acadia Healthcare Company, Inc.
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing February 11, 2022	260	$262,036
ADMI Corp.
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing April 4, 2025	1,850	1,856,649
Akorn, Inc.
Term Loan, 6.25%, (1 mo. USD LIBOR + 4.25%), Maturing April 16, 2021	1,935	1,882,208
Alliance Healthcare Services, Inc.
Term Loan, 6.48%, (1 mo. USD LIBOR + 4.50%), Maturing October 24, 2023	1,095	1,103,197
Term Loan - Second Lien, 11.98%, (1 mo. USD LIBOR + 10.00%), Maturing April 24, 2024	525	527,625
Ardent Legacy Acquisitions, Inc.
Term Loan, 7.48%, (1 mo. USD LIBOR + 5.50%), Maturing August 4, 2021	1,076	1,082,294
Argon Medical Devices, Inc.
Term Loan, 6.05%, (3 mo. USD LIBOR + 3.75%), Maturing January 23, 2025	825	830,156
Auris Luxembourg III S.a.r.l.
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing January 17, 2022	825	828,681
Avantor, Inc.
Term Loan, 5.98%, (1 mo. USD LIBOR + 4.00%), Maturing November 21, 2024	1,322	1,334,492
Beaver-Visitec International, Inc.
Term Loan, 7.30%, (3 mo. USD LIBOR + 5.00%), Maturing August 21, 2023	862	866,184
BioClinica, Inc.
Term Loan, 6.63%, (3 mo. USD LIBOR + 4.25%), Maturing October 20, 2023	1,533	1,440,649
BW NHHC Holdco, Inc.
Term Loan, 6.92%, (1 mo. USD LIBOR + 5.00%), Maturing May 15, 2025	1,075	1,066,266
Carestream Dental Equipment, Inc.
Term Loan, 5.55%, (3 mo. USD LIBOR + 3.25%), Maturing September 1, 2024	1,393	1,395,395
Certara L.P.
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing August 15, 2024	995	1,000,597
CHG Healthcare Services, Inc.
Term Loan, 5.36%, (USD LIBOR + 3.00%), Maturing June 7, 2023(4)	3,526	3,555,180
Community Health Systems, Inc.
Term Loan, 5.31%, (3 mo. USD LIBOR + 3.00%), Maturing December 31, 2019	1,924	1,915,881

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Community Health Systems, Inc. (continued)
Term Loan, 5.56%, (3 mo. USD LIBOR + 3.25%), Maturing January 27, 2021		2,103	$2,052,009
Concentra, Inc.
Term Loan, 4.66%, (1 mo. USD LIBOR + 2.75%), Maturing June 1, 2022		611	616,052
Convatec, Inc.
Term Loan, 4.55%, (3 mo. USD LIBOR + 2.25%), Maturing October 31, 2023		643	648,682
CPI Holdco, LLC
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing March 21, 2024		718	723,135
CryoLife, Inc.
Term Loan, 6.30%, (3 mo. USD LIBOR + 4.00%), Maturing November 14, 2024		524	526,742
CTC AcquiCo GmbH
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing March 7, 2025	EUR	925	1,079,924
DaVita, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing June 24, 2021		1,945	1,964,272
DJO Finance, LLC
Term Loan, 5.40%, (USD LIBOR + 3.25%), Maturing June 8, 2020(4)		2,358	2,367,585
Envision Healthcare Corporation
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.00%), Maturing December 1, 2023		4,434	4,451,032
Equian, LLC
Term Loan, 5.20%, (1 mo. USD LIBOR + 3.25%), Maturing May 20, 2024		671	676,232
Genoa, a QoL Healthcare Company, LLC
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing October 28, 2023		2,118	2,135,079
GHX Ultimate Parent Corporation
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing June 28, 2024		720	722,261
Greatbatch Ltd.
Term Loan, 5.18%, (1 mo. USD LIBOR + 3.25%), Maturing October 27, 2022		2,216	2,228,834
Grifols Worldwide Operations USA, Inc.
Term Loan, 4.00%, (1 week USD LIBOR + 2.25%), Maturing January 31, 2025		3,688	3,702,641
Hanger, Inc.
Term Loan, 5.48%, (1 mo. USD LIBOR + 3.50%), Maturing February 26, 2025		1,150	1,154,312
Indivior Finance S.a.r.l.
Term Loan, 6.86%, (3 mo. USD LIBOR + 4.50%), Maturing December 18, 2022		3,416	3,451,668

16	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Inovalon Holdings, Inc.
Term Loan, 5.44%, (1 mo. USD LIBOR + 3.50%), Maturing April 2, 2025	1,350	$1,325,109
IQVIA, Inc.
Term Loan, 4.30%, (3 mo. USD LIBOR + 2.00%), Maturing March 7, 2024	1,220	1,222,906
Term Loan, 4.30%, (3 mo. USD LIBOR + 2.00%), Maturing January 17, 2025	995	998,006
Kindred Healthcare, Inc.
Term Loan, 5.88%, (3 mo. USD LIBOR + 3.50%), Maturing April 9, 2021	1,588	1,593,116
Kinetic Concepts, Inc.
Term Loan, 5.55%, (3 mo. USD LIBOR + 3.25%), Maturing February 2, 2024	2,928	2,946,906
KUEHG Corp.
Term Loan, 6.05%, (3 mo. USD LIBOR + 3.75%), Maturing August 13, 2022	3,294	3,313,924
Term Loan - Second Lien, 10.55%, (3 mo. USD LIBOR + 8.25%), Maturing August 18, 2025	425	432,438
Medical Depot Holdings, Inc.
Term Loan, 7.80%, (3 mo. USD LIBOR + 5.50%), Maturing January 3, 2023	450	407,250
Medical Solutions, LLC
Term Loan, 5.73%, (1 mo. USD LIBOR + 3.75%), Maturing June 9, 2024	773	775,522
MPH Acquisition Holdings, LLC
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing June 7, 2023	3,570	3,582,717
National Mentor Holdings, Inc.
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing January 31, 2021	1,067	1,072,162
Navicure, Inc.
Term Loan, 5.73%, (1 mo. USD LIBOR + 3.75%), Maturing November 1, 2024	673	675,837
New Millennium Holdco, Inc.
Term Loan, 8.48%, (1 mo. USD LIBOR + 6.50%), Maturing December 21, 2020	557	289,578
One Call Corporation
Term Loan, 7.17%, (1 mo. USD LIBOR + 5.25%), Maturing November 25, 2022	2,525	2,459,224
Ortho-Clinical Diagnostics S.A.
Term Loan, 5.73%, (1 mo. USD LIBOR + 3.75%), Maturing June 30, 2021	3,655	3,663,419
Parexel International Corporation
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing September 27, 2024	2,836	2,835,750

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Press Ganey Holdings, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing October 21, 2023	815	$819,101
Prospect Medical Holdings, Inc.
Term Loan, 7.44%, (1 mo. USD LIBOR + 5.50%), Maturing February 22, 2024	1,275	1,278,187
R1 RCM, Inc.
Term Loan, 7.62%, (3 mo. USD LIBOR + 5.25%), Maturing April 27, 2025	625	620,313
RadNet, Inc.
Term Loan, 6.10%, (3 mo. USD LIBOR + 3.75%), Maturing June 30, 2023	1,673	1,695,068
Select Medical Corporation
Term Loan, 4.68%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2021	1,782	1,799,264
Sotera Health Holdings, LLC
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing May 15, 2022	905	909,512
Surgery Center Holdings, Inc.
Term Loan, 5.35%, (2 mo. USD LIBOR + 3.25%), Maturing September 2, 2024	1,070	1,069,625
Syneos Health, Inc.
Term Loan, 3.98%, (1 mo. USD LIBOR + 2.00%), Maturing August 1, 2024	477	477,704
Team Health Holdings, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing February 6, 2024	2,228	2,153,714
Tecomet, Inc.
Term Loan, 5.41%, (1 mo. USD LIBOR + 3.50%), Maturing May 1, 2024	844	851,007
U.S. Anesthesia Partners, Inc.
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing June 23, 2024	1,242	1,246,796
Wink Holdco, Inc.
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing December 2, 2024	499	497,482
		$90,459,587

Home Furnishings — 1.0%
Bright Bidco B.V.
Term Loan, 5.75%, (USD LIBOR + 3.50%), Maturing June 30, 2024(4)	1,689	$1,691,388
Serta Simmons Bedding, LLC
Term Loan, 5.72%, (USD LIBOR + 3.50%), Maturing November 8, 2023(4)	4,863	4,311,739
		$6,003,127

17	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment — 6.0%
Apex Tool Group, LLC
Term Loan, 5.73%, (1 mo. USD LIBOR + 3.75%), Maturing February 1, 2022		2,633	$2,641,667
CFSP Acquisition Corp.
Term Loan, 0.00%, Maturing March 6, 2025(2)		51	50,629
Term Loan, 4.95%, (1 mo. USD LIBOR + 3.00%), Maturing March 21, 2025		224	224,456
Clark Equipment Company
Term Loan, 4.30%, (3 mo. USD LIBOR + 2.00%), Maturing May 18, 2024		2,040	2,041,430
Coherent Holding GmbH
Term Loan, 2.75%, (3 mo. EURIBOR + 2.00%, Floor 0.75%), Maturing November 7, 2023	EUR	755	890,941
Delachaux S.A.
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing October 28, 2021		418	420,351
DexKo Global, Inc.
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	33	38,684
Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), Maturing July 24, 2024	EUR	83	96,709
Term Loan, 3.75%, (EURIBOR + 3.75%), Maturing July 24, 2024(2)(4)	EUR	298	349,734
Term Loan, 3.75%, (EURIBOR + 3.75%), Maturing July 24, 2024(2)(4)	EUR	746	874,334
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing July 24, 2024		923	932,780
DXP Enterprises, Inc.
Term Loan, 7.48%, (1 mo. USD LIBOR + 5.50%), Maturing August 29, 2023		547	547,934
Engineered Machinery Holdings, Inc.
Term Loan, 5.55%, (3 mo. USD LIBOR + 3.25%), Maturing July 19, 2024		1,596	1,598,660
EWT Holdings III Corp.
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing December 20, 2024		1,651	1,664,448
Filtration Group Corporation
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing March 29, 2025	EUR	400	467,620
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing March 29, 2025		1,775	1,786,648
Gardner Denver, Inc.
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing July 30, 2024	EUR	431	504,758
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing July 30, 2024		1,418	1,425,851

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Gates Global, LLC
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing April 1, 2024	EUR	941	$1,101,009
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing April 1, 2024		4,674	4,703,025
Hayward Industries, Inc.
Term Loan, 5.48%, (1 mo. USD LIBOR + 3.50%), Maturing August 5, 2024		498	500,920
Milacron, LLC
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing September 28, 2023		2,882	2,887,299
Paladin Brands Holding, Inc.
Term Loan, 7.80%, (3 mo. USD LIBOR + 5.50%), Maturing August 15, 2022		1,344	1,356,139
Pro Mach Group, Inc.
Term Loan, 5.03%, (3 mo. USD LIBOR + 3.00%), Maturing March 7, 2025		250	249,750
Rexnord, LLC
Term Loan, 4.21%, (1 mo. USD LIBOR + 2.25%), Maturing August 21, 2024		2,523	2,537,534
Robertshaw US Holding Corp.
Term Loan, 5.50%, (1 mo. USD LIBOR + 3.50%), Maturing February 28, 2025		1,075	1,080,040
Tank Holding Corp.
Term Loan, 5.73%, (USD LIBOR + 3.50%), Maturing March 17, 2022(4)		1,160	1,168,953
Thermon Industries, Inc.
Term Loan, 5.66%, (1 mo. USD LIBOR + 3.75%), Maturing October 24, 2024		359	362,141
Titan Acquisition Limited
Term Loan, 5.06%, (2 mo. USD LIBOR + 3.00%), Maturing March 28, 2025		3,175	3,158,465
Waterjet Holdings, Inc.
Term Loan, 5.04%, (USD LIBOR + 3.00%), Maturing April 3, 2025(4)		250	251,406
Wittur GmbH
Term Loan, 5.00%, (3 mo. EURIBOR + 4.00%, Floor 1.00%), Maturing March 31, 2022	EUR	1,000	1,179,037
			$37,093,352

Insurance — 4.3%
Alliant Holdings I, Inc.
Term Loan, 4.93%, (1 mo. USD LIBOR + 3.00%), Maturing May 9, 2025		2,583	$2,584,131
AmWINS Group, Inc.
Term Loan, 4.70%, (USD LIBOR + 2.75%), Maturing January 25, 2024(4)		2,345	2,353,294

18	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Insurance (continued)
Asurion, LLC
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing August 4, 2022		5,218	$5,242,662
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing November 3, 2023		2,324	2,336,623
Term Loan - Second Lien, 7.98%, (1 mo. USD LIBOR + 6.00%), Maturing August 4, 2025		1,725	1,768,125
Financiere CEP
Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), Maturing December 13, 2024	EUR	550	636,628
Hub International Limited
Term Loan, 5.36%, (2 mo. USD LIBOR + 3.00%), Maturing April 25, 2025		5,300	5,300,000
NFP Corp.
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing January 8, 2024		2,234	2,237,406
Sedgwick Claims Management Services, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing March 1, 2021		1,175	1,175,367
USI, Inc.
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing May 16, 2024		3,085	3,096,067
			$26,730,303

Leisure Goods / Activities / Movies — 5.7%
AMC Entertainment Holdings, Inc.
Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing December 15, 2022		2,316	$2,324,309
Term Loan, 4.17%, (1 mo. USD LIBOR + 2.25%), Maturing December 15, 2023		593	594,228
Ancestry.com Operations, Inc.
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing October 19, 2023		3,202	3,211,148
Bombardier Recreational Products, Inc.
Term Loan, 3.96%, (1 mo. USD LIBOR + 2.00%), Maturing May 23, 2025		4,802	4,816,912
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 6.05%, (3 mo. USD LIBOR + 3.75%), Maturing July 8, 2022		1,443	1,440,363
ClubCorp Holdings, Inc.
Term Loan, 4.89%, (3 mo. USD LIBOR + 2.75%), Maturing September 18, 2024		1,910	1,909,771
Crown Finance US, Inc.
Term Loan, 2.63%, (1 mo. EURIBOR + 2.63%), Maturing February 28, 2025	EUR	925	1,080,696
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing February 28, 2025		2,175	2,169,260

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing February 1, 2024		1,780	$1,773,759
Emerald Expositions Holding, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing May 22, 2024		1,241	1,247,346
Etraveli Holding AB
Term Loan, 4.75%, (3 mo. EURIBOR + 4.75%), Maturing November 24, 2024	EUR	850	996,177
Lindblad Expeditions, Inc.
Term Loan, 5.95%, (6 mo. USD LIBOR + 3.50%), Maturing March 21, 2025		198	198,341
Term Loan, 5.95%, (6 mo. USD LIBOR + 3.50%), Maturing March 21, 2025		1,535	1,537,145
Live Nation Entertainment, Inc.
Term Loan, 3.75%, (1 mo. USD LIBOR + 1.75%), Maturing October 31, 2023		2,805	2,820,809
Match Group, Inc.
Term Loan, 4.43%, (1 mo. USD LIBOR + 2.50%), Maturing November 16, 2022		558	561,996
Sabre GLBL, Inc.
Term Loan, 3.98%, (1 mo. USD LIBOR + 2.00%), Maturing February 22, 2024		1,047	1,048,609
SeaWorld Parks & Entertainment, Inc.
Term Loan, 5.30%, (3 mo. USD LIBOR + 3.00%), Maturing March 31, 2024		1,959	1,955,661
SRAM, LLC
Term Loan, 4.84%, (USD LIBOR + 2.75%), Maturing March 15, 2024(4)		1,919	1,928,509
Steinway Musical Instruments, Inc.
Term Loan, 5.68%, (1 mo. USD LIBOR + 3.75%), Maturing February 13, 2025		925	933,094
UFC Holdings, LLC
Term Loan, 5.24%, (1 mo. USD LIBOR + 3.25%), Maturing August 18, 2023		1,551	1,559,779
WMG Acquisition Corp.
Term Loan, 4.23%, (1 mo. USD LIBOR + 2.25%), Maturing November 1, 2023		1,493	1,495,191
			$35,603,103

Lodging and Casinos — 5.6%
Aristocrat Technologies, Inc.
Term Loan, 4.10%, (3 mo. USD LIBOR + 1.75%), Maturing May 1, 2024		1,272	$1,268,368
Boyd Gaming Corporation
Term Loan, 4.25%, (1 week USD LIBOR + 2.50%), Maturing September 15, 2023		1,031	1,037,504

19	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
CityCenter Holdings, LLC
Term Loan, 4.23%, (1 mo. USD LIBOR + 2.25%), Maturing April 18, 2024		2,709	$2,714,330
Cyan Blue Holdco 3 Limited
Term Loan, 5.05%, (3 mo. USD LIBOR + 2.75%), Maturing August 23, 2024		298	298,200
Eldorado Resorts, LLC
Term Loan, 4.29%, (USD LIBOR + 2.25%), Maturing April 17, 2024(4)		891	893,736
ESH Hospitality, Inc.
Term Loan, 3.98%, (1 mo. USD LIBOR + 2.00%), Maturing August 30, 2023		1,362	1,366,368
Four Seasons Hotels Limited
Term Loan, 3.98%, (1 mo. USD LIBOR + 2.00%), Maturing November 30, 2023		1,012	1,016,706
Golden Nugget, Inc.
Term Loan, 4.71%, (1 mo. USD LIBOR + 2.75%), Maturing October 4, 2023		4,623	4,655,932
GVC Holdings PLC
Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), Maturing March 29, 2024	EUR	1,350	1,578,876
Term Loan, 4.21%, (3 mo. GBP LIBOR + 3.50%), Maturing March 29, 2024	GBP	700	930,080
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing March 29, 2024		1,200	1,204,500
Hanjin International Corp.
Term Loan, 4.86%, (3 mo. USD LIBOR + 2.50%), Maturing October 18, 2020		550	552,750
Hilton Worldwide Finance, LLC
Term Loan, 3.71%, (1 mo. USD LIBOR + 1.75%), Maturing October 25, 2023		4,077	4,099,208
MGM Growth Properties Operating Partnership L.P.
Term Loan, 3.75%, (1 week USD LIBOR + 2.00%), Maturing April 25, 2023		2,058	2,060,573
Playa Resorts Holding B.V.
Term Loan, 5.22%, (1 mo. USD LIBOR + 3.25%), Maturing April 29, 2024		2,635	2,639,822
Stars Group Holdings B.V. (The)
Term Loan, 5.32%, (3 mo. USD LIBOR + 3.00%), Maturing April 6, 2025		4,636	4,647,091
Tropicana Entertainment, Inc.
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing November 27, 2020		117	118,177
VICI Properties 1, LLC
Term Loan, 3.96%, (1 mo. USD LIBOR + 2.00%), Maturing December 20, 2024		2,315	2,318,571

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Wyndham Hotels & Resorts, Inc.
Term Loan, Maturing March 28, 2025(5)		1,400	$1,406,271
			$34,807,063

Nonferrous Metals / Minerals — 1.5%
Dynacast International, LLC
Term Loan, 5.55%, (3 mo. USD LIBOR + 3.25%), Maturing January 28, 2022		1,322	$1,327,070
Fairmount Santrol, Inc.
Term Loan, 8.30%, (3 mo. USD LIBOR + 6.00%), Maturing November 1, 2022		1,888	1,897,566
Global Brass & Copper, Inc.
Term Loan, 4.50%, (1 mo. USD LIBOR + 2.50%), Maturing May 24, 2025		911	913,402
Murray Energy Corporation
Term Loan, 9.55%, (3 mo. USD LIBOR + 7.25%), Maturing April 16, 2020		2,094	1,956,388
New Day Aluminum, LLC
Term Loan, 10.00%, (4.00% Cash, 6.00% PIK), Maturing October 28, 2020(3)(8)		65	39,236
Noranda Aluminum Acquisition Corporation
Term Loan, 0.00%, Maturing February 28, 2019(3)(6)		942	72,624
Oxbow Carbon, LLC
Term Loan, 5.73%, (1 mo. USD LIBOR + 3.75%), Maturing January 4, 2023		691	700,755
Term Loan - Second Lien, 9.48%, (1 mo. USD LIBOR + 7.50%), Maturing January 4, 2024		800	816,000
Rain Carbon GmbH
Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), Maturing January 16, 2025	EUR	1,025	1,204,418
United Central Industrial Supply Company, LLC
Term Loan - Second Lien, 15.00%, (0.00% Cash, 15.00% PIK), Maturing April 9, 2019(3)(8)		666	425,090
			$9,352,549

Oil and Gas — 2.5%
Ameriforge Group, Inc.
Term Loan, 11.30%, (3 mo. USD LIBOR + 9.00%) 10.30 Cash, 1.00% PIK)), Maturing June 8, 2022		771	$776,959
Apergy Corporation
Term Loan, 4.44%, (1 mo. USD LIBOR + 2.50%), Maturing May 9, 2025		375	375,933
BCP Raptor, LLC
Term Loan, 6.31%, (2 mo. USD LIBOR + 4.25%), Maturing June 24, 2024		769	751,881

20	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
CITGO Petroleum Corporation
Term Loan, 5.81%, (3 mo. USD LIBOR + 3.50%), Maturing July 29, 2021	1,062	$1,068,134
Delek US Holdings, Inc.
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing March 13, 2025	400	401,500
Fieldwood Energy, LLC
Term Loan, 7.23%, (1 mo. USD LIBOR + 5.25%), Maturing April 11, 2022	2,475	2,502,653
Term Loan - Second Lien, 9.23%, (1 mo. USD LIBOR + 7.25%), Maturing April 11, 2023	202	199,128
Green Plains Renewable Energy, Inc.
Term Loan, 7.48%, (1 mo. USD LIBOR + 5.50%), Maturing August 18, 2023	1,095	1,110,918
McDermott Technology Americas, Inc.
Term Loan, 6.91%, (1 mo. USD LIBOR + 5.00%), Maturing May 10, 2025	1,325	1,338,581
Medallion Midland Acquisition, LLC
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing October 30, 2024	673	663,844
MEG Energy Corp.
Term Loan, 5.81%, (3 mo. USD LIBOR + 3.50%), Maturing December 31, 2023	1,453	1,457,358
PSC Industrial Holdings Corp.
Term Loan, 5.68%, (1 mo. USD LIBOR + 3.75%), Maturing October 3, 2024	773	780,793
Term Loan - Second Lien, 10.43%, (1 mo. USD LIBOR + 8.50%), Maturing October 3, 2025	425	422,875
Sheridan Investment Partners II L.P.
Term Loan, 5.81%, (USD LIBOR + 3.50%), Maturing December 16, 2020(4)	39	34,337
Term Loan, 5.81%, (USD LIBOR + 3.50%), Maturing December 16, 2020(4)	103	92,069
Term Loan, 5.81%, (USD LIBOR + 3.50%), Maturing December 16, 2020(4)	744	661,856
Sheridan Production Partners I, LLC
Term Loan, 5.53%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	124	106,350
Term Loan, 5.53%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	202	174,114
Term Loan, 5.53%, (3 mo. USD LIBOR + 3.50%), Maturing October 1, 2019	1,527	1,313,986
Ultra Resources, Inc.
Term Loan, 4.93%, (1 mo. USD LIBOR + 3.00%), Maturing April 12, 2024	1,550	1,426,000
		$15,659,269

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing — 1.8%
Ascend Learning, LLC
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing July 12, 2024	1,219	$1,222,836
Getty Images, Inc.
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing October 18, 2019	4,342	4,219,101
Harland Clarke Holdings Corp.
Term Loan, 7.05%, (3 mo. USD LIBOR + 4.75%), Maturing November 3, 2023	962	951,759
Lamar Media Corporation
Term Loan, 3.69%, (1 mo. USD LIBOR + 1.75%), Maturing March 14, 2025	575	579,912
LSC Communications, Inc.
Term Loan, 7.48%, (1 mo. USD LIBOR + 5.50%), Maturing September 30, 2022	1,060	1,064,638
Merrill Communications, LLC
Term Loan, 7.61%, (3 mo. USD LIBOR + 5.25%), Maturing June 1, 2022	591	596,526
Multi Color Corporation
Term Loan, 4.23%, (1 mo. USD LIBOR + 2.25%), Maturing October 31, 2024	349	351,198
ProQuest, LLC
Term Loan, 5.73%, (1 mo. USD LIBOR + 3.75%), Maturing October 24, 2021	1,942	1,968,495
Tweddle Group, Inc.
Term Loan, 8.36%, (3 mo. USD LIBOR + 6.00%), Maturing October 24, 2022(3)	811	388,167
		$11,342,632

Radio and Television — 4.4%
ALM Media Holdings, Inc.
Term Loan, 6.80%, (3 mo. USD LIBOR + 4.50%), Maturing July 31, 2020	424	$378,044
CBS Radio, Inc.
Term Loan, 4.70%, (1 mo. USD LIBOR + 2.75%), Maturing November 17, 2024	1,627	1,624,828
Cumulus Media Holdings, Inc.
Term Loan, 7.00%, (3 mo. USD Prime + 2.25%), Maturing December 23, 2020	4,399	3,839,326
E.W. Scripps Company (The)
Term Loan, 3.98%, (1 mo. USD LIBOR + 2.00%), Maturing October 2, 2024	398	398,995
Entravision Communications Corporation
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing November 29, 2024	1,169	1,158,895

21	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Gray Television, Inc.
Term Loan, 4.17%, (USD LIBOR + 2.25%), Maturing February 7, 2024(4)	272	$272,615
Hubbard Radio, LLC
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.00%), Maturing March 28, 2025	718	721,387
iHeartCommunications, Inc.
Term Loan, 0.00%, Maturing January 30, 2019(6)	2,132	1,685,907
Term Loan, 0.00%, Maturing July 30, 2019(6)	364	286,961
Mission Broadcasting, Inc.
Term Loan, 4.41%, (1 mo. USD LIBOR + 2.50%), Maturing January 17, 2024	332	333,152
Nexstar Broadcasting, Inc.
Term Loan, 4.41%, (1 mo. USD LIBOR + 2.50%), Maturing January 17, 2024	2,585	2,594,298
Raycom TV Broadcasting, LLC
Term Loan, 4.23%, (1 mo. USD LIBOR + 2.25%), Maturing August 23, 2024	1,169	1,172,048
Sinclair Television Group, Inc.
Term Loan, 4.24%, (1 mo. USD LIBOR + 2.25%), Maturing January 3, 2024	547	547,833
Term Loan, Maturing December 12, 2024(5)	3,200	3,204,384
Univision Communications, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing March 15, 2024	9,654	9,327,752
		$27,546,425

Retailers (Except Food and Drug) — 5.5%
Ascena Retail Group, Inc.
Term Loan, 6.50%, (1 mo. USD LIBOR + 4.50%), Maturing August 21, 2022	2,206	$1,936,796
Bass Pro Group, LLC
Term Loan, 6.98%, (1 mo. USD LIBOR + 5.00%), Maturing September 25, 2024	1,418	1,426,516
BJ’s Wholesale Club, Inc.
Term Loan, 5.42%, (1 mo. USD LIBOR + 3.50%), Maturing February 3, 2024	1,064	1,067,623
CDW, LLC
Term Loan, 4.06%, (3 mo. USD LIBOR + 1.75%), Maturing August 17, 2023	4,968	4,991,807
Coinamatic Canada, Inc.
Term Loan, 5.23%, (1 mo. USD LIBOR + 3.25%), Maturing May 14, 2022	47	47,044
David’s Bridal, Inc.
Term Loan, 6.31%, (3 mo. USD LIBOR + 4.00%), Maturing October 11, 2019	2,063	1,826,088

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Evergreen Acqco 1 L.P.
Term Loan, 6.11%, (USD LIBOR + 3.75%), Maturing July 9, 2019(4)	2,397	$2,330,220
Global Appliance, Inc.
Term Loan, 5.99%, (1 mo. USD LIBOR + 4.00%), Maturing September 29, 2024	1,045	1,063,359
Go Wireless, Inc.
Term Loan, 8.48%, (1 mo. USD LIBOR + 6.50%), Maturing December 22, 2024	790	788,354
Harbor Freight Tools USA, Inc.
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing August 18, 2023	572	573,520
J. Crew Group, Inc.
Term Loan, 5.15%, (USD LIBOR + 3.00%), Maturing March 5, 2021(3)(4)	3,161	2,202,199
LSF9 Atlantis Holdings, LLC
Term Loan, 7.92%, (1 mo. USD LIBOR + 6.00%), Maturing May 1, 2023	1,079	1,065,883
Neiman Marcus Group Ltd., LLC
Term Loan, 5.17%, (1 mo. USD LIBOR + 3.25%), Maturing October 25, 2020	2,307	2,046,421
Party City Holdings, Inc.
Term Loan, 4.94%, (USD LIBOR + 2.75%), Maturing August 19, 2022(4)	1,297	1,303,597
PetSmart, Inc.
Term Loan, 4.92%, (1 mo. USD LIBOR + 3.00%), Maturing March 11, 2022	4,375	3,426,189
PFS Holding Corporation
Term Loan, 5.41%, (1 mo. USD LIBOR + 3.50%), Maturing January 31, 2021	2,375	1,365,809
Pier 1 Imports (U.S.), Inc.
Term Loan, 5.95%, (6 mo. USD LIBOR + 3.50%), Maturing April 30, 2021	553	507,779
Radio Systems Corporation
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing May 2, 2024	447	449,835
Rent-A-Center, Inc.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.00%), Maturing March 19, 2021	107	105,501
Shutterfly, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing August 17, 2024	575	579,402
Staples, Inc.
Term Loan, 6.36%, (3 mo. USD LIBOR + 4.00%), Maturing September 12, 2024	672	655,063
Toys ‘R’ Us Property Company I, LLC
Term Loan, 0.00%, Maturing August 21, 2019(6)	2,575	2,096,135

22	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Vivid Seats Ltd.
Term Loan, 5.48%, (1 mo. USD LIBOR + 3.50%), Maturing June 30, 2024	2,112	$2,119,468
		$33,974,608

Steel — 1.0%
Atkore International, Inc.
Term Loan, 5.06%, (3 mo. USD LIBOR + 2.75%), Maturing December 22, 2023	1,421	$1,427,402
GrafTech Finance, Inc.
Term Loan, 5.42%, (1 mo. USD LIBOR + 3.50%), Maturing February 12, 2025	2,000	2,013,750
Neenah Foundry Company
Term Loan, 8.58%, (2 mo. USD LIBOR + 6.50%), Maturing December 13, 2022	864	859,742
Phoenix Services International, LLC
Term Loan, 5.66%, (1 mo. USD LIBOR + 3.75%), Maturing March 1, 2025	900	909,000
Zekelman Industries, Inc.
Term Loan, 5.00%, (3 mo. USD LIBOR + 2.75%), Maturing June 14, 2021	1,239	1,242,503
		$6,452,397

Surface Transport — 0.8%
Agro Merchants NAI Holdings, LLC
Term Loan, 6.05%, (3 mo. USD LIBOR + 3.75%), Maturing December 6, 2024	399	$402,519
Hertz Corporation (The)
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing June 30, 2023	1,124	1,123,969
Kenan Advantage Group, Inc.
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	120	120,072
Term Loan, 4.98%, (1 mo. USD LIBOR + 3.00%), Maturing July 31, 2022	394	394,845
PODS, LLC
Term Loan, 4.93%, (1 mo. USD LIBOR + 3.00%), Maturing December 6, 2024	672	673,514
Stena International S.a.r.l.
Term Loan, 5.31%, (3 mo. USD LIBOR + 3.00%), Maturing March 3, 2021	1,680	1,638,000
XPO Logistics, Inc.
Term Loan, 3.96%, (1 mo. USD LIBOR + 2.00%), Maturing February 24, 2025	650	652,327
		$5,005,246

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications — 5.4%
CenturyLink, Inc.
Term Loan, 4.73%, (1 mo. USD LIBOR + 2.75%), Maturing January 31, 2025		5,561	$5,499,496
Colorado Buyer, Inc.
Term Loan, 5.36%, (3 mo. USD LIBOR + 3.00%), Maturing May 1, 2024		1,691	1,695,257
Consolidated Communications, Inc.
Term Loan, 4.99%, (1 mo. USD LIBOR + 3.00%), Maturing October 4, 2023		664	660,290
Digicel International Finance Limited
Term Loan, 5.61%, (3 mo. USD LIBOR + 3.25%), Maturing May 28, 2024		1,816	1,777,289
eircom Finco S.a.r.l.
Term Loan, 3.25%, (1 mo. EURIBOR + 3.25%), Maturing April 19, 2024	EUR	2,075	2,430,139
Frontier Communications Corp.
Term Loan, 5.74%, (1 mo. USD LIBOR + 3.75%), Maturing June 15, 2024		2,059	2,034,724
Gamma Infrastructure III B.V.
Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), Maturing December 28, 2024	EUR	1,650	1,933,154
Global Eagle Entertainment, Inc.
Term Loan, 9.36%, (6 mo. USD LIBOR + 7.50%), Maturing January 6, 2023		2,255	2,311,213
Intelsat Jackson Holdings S.A.
Term Loan, 6.47%, (1 mo. USD LIBOR + 4.50%), Maturing January 2, 2024		1,600	1,659,000
IPC Corp.
Term Loan, 6.86%, (3 mo. USD LIBOR + 4.50%), Maturing August 6, 2021		1,230	1,214,913
Mitel Networks Corporation
Term Loan, 5.73%, (1 mo. USD LIBOR + 3.75%), Maturing September 25, 2023		444	445,195
Onvoy, LLC
Term Loan, 6.80%, (3 mo. USD LIBOR + 4.50%), Maturing February 10, 2024		1,782	1,721,857
Sprint Communications, Inc.
Term Loan, 4.50%, (1 mo. USD LIBOR + 2.50%), Maturing February 2, 2024		3,762	3,766,702
Syniverse Holdings, Inc.
Term Loan, 6.93%, (1 mo. USD LIBOR + 5.00%), Maturing March 9, 2023		1,050	1,060,106
Telesat Canada
Term Loan, 4.81%, (3 mo. USD LIBOR + 2.50%), Maturing November 17, 2023		5,065	5,092,460
			$33,301,795

23	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities — 2.6%
Calpine Construction Finance Company L.P.
Term Loan, 4.48%, (1 mo. USD LIBOR + 2.50%), Maturing January 15, 2025	966	$965,692
Calpine Corporation
Term Loan, 4.81%, (3 mo. USD LIBOR + 2.50%), Maturing January 15, 2024	3,428	3,436,009
Dayton Power & Light Company (The)
Term Loan, 3.99%, (1 mo. USD LIBOR + 2.00%), Maturing August 24, 2022	617	619,888
Granite Acquisition, Inc.
Term Loan, 5.80%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	121	121,926
Term Loan, 5.81%, (3 mo. USD LIBOR + 3.50%), Maturing December 19, 2021	2,669	2,685,450
Invenergy Thermal Operating I, LLC
Term Loan, 7.80%, (3 mo. USD LIBOR + 5.50%), Maturing October 19, 2022	954	913,177
Lightstone Generation, LLC
Term Loan, 5.73%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	101	102,083
Term Loan, 5.73%, (1 mo. USD LIBOR + 3.75%), Maturing January 30, 2024	1,585	1,594,414
Longview Power, LLC
Term Loan, 8.36%, (3 mo. USD LIBOR + 6.00%), Maturing April 13, 2021	3,209	2,759,955
Talen Energy Supply, LLC
Term Loan, 5.98%, (1 mo. USD LIBOR + 4.00%), Maturing July 15, 2023	1,092	1,096,915
Term Loan, 5.98%, (1 mo. USD LIBOR + 4.00%), Maturing April 15, 2024	790	790,400
USIC Holdings, Inc.
Term Loan, 5.28%, (3 mo. USD LIBOR + 3.25%), Maturing December 8, 2023	85	85,630
Term Loan, Maturing December 8, 2023(5)	115	115,619
Vistra Energy Corp.
Term Loan, Maturing December 1, 2025(5)	1,150	1,148,460
		$16,435,618

Total Senior Floating-Rate Loans (identified cost $890,796,092)		$880,972,550

Corporate Bonds & Notes — 5.3%
Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.0%(7)
Huntington Ingalls Industries, Inc.
5.00%, 11/15/25(9)	10	$10,413
Orbital ATK, Inc.
5.25%, 10/1/21	45	45,900
TransDigm, Inc.
6.00%, 7/15/22	85	86,381
6.50%, 7/15/24	80	81,800
		$224,494

Building and Development — 0.1%
Builders FirstSource, Inc.
5.625%, 9/1/24(9)	15	$14,790
Hillman Group, Inc. (The)
6.375%, 7/15/22(9)	55	53,212
Reliance Intermediate Holdings, L.P.
6.50%, 4/1/23(9)	120	125,100
Standard Industries, Inc.
6.00%, 10/15/25(9)	50	50,750
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
4.375%, 6/15/19	45	45,225
5.875%, 6/15/24	60	59,982
		$349,059

Business Equipment and Services — 0.3%
First Data Corp.
7.00%, 12/1/23(9)	155	$162,750
5.00%, 1/15/24(9)	20	20,055
FTI Consulting, Inc.
6.00%, 11/15/22	40	41,015
ServiceMaster Co., LLC (The)
7.45%, 8/15/27	45	47,813
Solera, LLC/Solera Finance, Inc.
10.50%, 3/1/24(9)	15	16,721
Travelport Corporate Finance PLC
6.00%, 3/15/26(9)	1,475	1,486,062
		$1,774,416

Cable and Satellite Television — 0.2%
Cablevision Systems Corp.
5.875%, 9/15/22	15	$15,000
CCO Holdings, LLC/CCO Holdings Capital Corp.
5.25%, 9/30/22	160	161,700

24	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
CCO Holdings, LLC/CCO Holdings Capital Corp. (continued)
5.75%, 1/15/24	10	$10,050
5.375%, 5/1/25(9)	95	92,862
5.75%, 2/15/26(9)	45	44,199
CSC Holdings, LLC
5.25%, 6/1/24	10	9,477
DISH DBS Corp.
6.75%, 6/1/21	100	100,000
5.875%, 7/15/22	25	23,469
5.875%, 11/15/24	5	4,171
Virgin Media Secured Finance PLC
5.50%, 1/15/25(9)	625	605,469
		$1,066,397

Chemicals and Plastics — 0.6%
Avantor, Inc.
6.00%, 10/1/24(9)	1,425	$1,421,437
Hexion, Inc.
6.625%, 4/15/20	2,000	1,892,500
Platform Specialty Products Corp.
6.50%, 2/1/22(9)	45	46,238
W.R. Grace & Co.
5.125%, 10/1/21(9)	30	30,975
5.625%, 10/1/24(9)	15	15,581
		$3,406,731

Conglomerates — 0.0%(7)
Spectrum Brands, Inc.
6.625%, 11/15/22	35	$36,260
5.75%, 7/15/25	75	74,625
		$110,885

Consumer Products — 0.0%(7)
Central Garden & Pet Co.
6.125%, 11/15/23	25	$26,125
		$26,125

Containers and Glass Products — 0.9%
Berry Global, Inc.
6.00%, 10/15/22	25	$25,844
Owens-Brockway Glass Container, Inc.
5.875%, 8/15/23(9)	35	35,700
6.375%, 8/15/25(9)	15	15,525

Security	Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC
5.75%, 10/15/20	4,216	$4,241,966
5.848%, (3 mo. USD LIBOR + 3.50%), 7/15/21 (9)(10)	1,050	1,064,910
		$5,383,945

Distribution & Wholesale — 0.0%(7)
American Tire Distributors, Inc.
10.25%, 3/1/22(9)	50	$24,750
		$24,750

Drugs — 0.7%
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
6.375%, 8/1/23(9)	75	$75,592
Valeant Pharmaceuticals International, Inc.
7.50%, 7/15/21(9)	50	51,125
5.625%, 12/1/21(9)	30	29,843
6.50%, 3/15/22(9)	887	926,915
7.00%, 3/15/24(9)	1,153	1,212,091
5.50%, 11/1/25(9)	1,875	1,846,875
		$4,142,441

Ecological Services and Equipment — 0.0%(7)
Clean Harbors, Inc.
5.125%, 6/1/21	25	$25,219
Covanta Holding Corp.
5.875%, 3/1/24	25	24,625
		$49,844

Electric Utilities — 0.0%(7)
NRG Yield Operating, LLC
5.375%, 8/15/24	20	$20,100
5.00%, 9/15/26	30	29,025
		$49,125

Electronics / Electrical — 0.0%(7)
Infor (US), Inc.
6.50%, 5/15/22	50	$51,063
		$51,063

25	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Equipment Leasing — 0.1%
International Lease Finance Corp.
7.125%, 9/1/18(9)		400	$404,018
			$404,018

Financial Intermediaries — 0.0%(7)
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.
6.25%, 2/1/22		40	$41,050
JPMorgan Chase & Co.
Series S, 6.75% to 2/1/24(11)(12)		80	86,624
Navient Corp.
5.50%, 1/15/19		110	111,403
5.00%, 10/26/20		30	30,255
			$269,332

Food Products — 0.1%
Dean Foods Co.
6.50%, 3/15/23(9)		15	$14,738
Iceland Bondco PLC
5.036%, (3 mo. GBP LIBOR + 4.25%), 7/15/20(9)(10)	GBP	254	337,134
Post Holdings, Inc.
8.00%, 7/15/25(9)		20	22,475
			$374,347

Food Service — 0.0%(7)
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.
4.625%, 1/15/22(9)		65	$65,078
			$65,078

Health Care — 0.9%
Centene Corp.
4.75%, 5/15/22		20	$20,300
CHS/Community Health Systems, Inc.
6.25%, 3/31/23		1,650	1,546,875
Envision Healthcare Corp.
5.625%, 7/15/22		25	25,531
6.25%, 12/1/24(9)		20	21,204
HCA Healthcare, Inc.
6.25%, 2/15/21		90	94,500
HCA, Inc.
6.50%, 2/15/20		20	20,950
4.75%, 5/1/23		1,200	1,210,500

Security	Principal Amount* (000’s omitted)	Value

Health Care (continued)
HCA, Inc. (continued)
5.875%, 2/15/26	25	$25,219
Hologic, Inc.
4.375%, 10/15/25(9)	30	28,763
inVentiv Group Holdings, Inc./inVentiv Health, Inc./ inVentiv Health Clinical, Inc.
7.50%, 10/1/24(9)	27	28,620
RegionalCare Hospital Partners Holdings, Inc.
8.25%, 5/1/23(9)	1,850	1,949,437
Teleflex, Inc.
5.25%, 6/15/24	20	20,350
Tenet Healthcare Corp.
6.00%, 10/1/20	55	56,994
4.375%, 10/1/21	675	671,625
8.125%, 4/1/22	45	47,194
6.75%, 6/15/23	10	9,975
		$5,778,037

Insurance — 0.0%(7)
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer
8.25%, 8/1/23(9)	40	$41,400
		$41,400

Internet Software & Services — 0.0%(7)
Netflix, Inc.
5.50%, 2/15/22	45	$46,611
5.875%, 2/15/25	55	56,724
Riverbed Technology, Inc.
8.875%, 3/1/23(9)	40	37,650
		$140,985

Leisure Goods / Activities / Movies — 0.1%
National CineMedia, LLC
6.00%, 4/15/22	775	$790,500
Sabre GLBL, Inc.
5.375%, 4/15/23(9)	25	25,380
5.25%, 11/15/23(9)	40	40,296
Viking Cruises, Ltd.
6.25%, 5/15/25(9)	45	44,437
		$900,613

26	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Lodging and Casinos — 0.1%
ESH Hospitality, Inc.
5.25%, 5/1/25(9)	35	$33,708
GLP Capital, L.P./GLP Financing II, Inc.
4.875%, 11/1/20	75	76,312
MGM Growth Properties Operating Partnership, L.P./ MGP Finance Co-Issuer, Inc.
5.625%, 5/1/24	15	15,225
MGM Resorts International
6.625%, 12/15/21	90	95,625
7.75%, 3/15/22	25	27,438
RHP Hotel Properties, L.P./RHP Finance Corp.
5.00%, 4/15/23	30	29,963
Tunica-Biloxi Gaming Authority
3.78%, 12/15/20(9)	457	114,213
		$392,484

Nonferrous Metals / Minerals — 0.0%(7)
Eldorado Gold Corp.
6.125%, 12/15/20(9)	120	$115,500
Imperial Metals Corp.
7.00%, 3/15/19(9)	25	23,063
New Gold, Inc.
6.25%, 11/15/22(9)	70	71,662
		$210,225

Oil and Gas — 0.3%
Antero Resources Corp.
5.375%, 11/1/21	100	$101,425
5.625%, 6/1/23	5	5,100
Canbriam Energy, Inc.
9.75%, 11/15/19(9)	30	30,450
CITGO Petroleum Corp.
6.25%, 8/15/22(9)	775	775,000
CVR Refining, LLC/Coffeyville Finance, Inc.
6.50%, 11/1/22	130	132,600
Energy Transfer Equity, L.P.
5.875%, 1/15/24	35	36,400
Gulfport Energy Corp.
6.625%, 5/1/23	35	35,350
Matador Resources Co.
6.875%, 4/15/23	40	41,950
Newfield Exploration Co.
5.625%, 7/1/24	130	137,962

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Parsley Energy, LLC/Parsley Finance Corp.
5.25%, 8/15/25(9)	15	$14,625
PBF Logistics, L.P./PBF Logistics Finance Corp.
6.875%, 5/15/23	50	50,688
RSP Permian, Inc.
6.625%, 10/1/22	85	88,825
Seven Generations Energy, Ltd.
6.75%, 5/1/23(9)	65	68,087
6.875%, 6/30/23(9)	30	31,200
SM Energy Co.
6.50%, 1/1/23	90	91,800
Williams Cos., Inc. (The)
4.55%, 6/24/24	5	5,044
		$1,646,506

Publishing — 0.0%(7)
Tribune Media Co.
5.875%, 7/15/22	35	$35,569
		$35,569

Radio and Television — 0.2%
Clear Channel Worldwide Holdings, Inc.
Series A, 6.50%, 11/15/22	50	$51,250
Series B, 6.50%, 11/15/22	100	102,625
iHeartCommunications, Inc.
9.00%, 12/15/19(6)	953	755,252
Nielsen Co. Luxembourg S.a.r.l. (The)
5.50%, 10/1/21(9)	35	35,263
Sirius XM Radio, Inc.
6.00%, 7/15/24(9)	95	97,612
Univision Communications, Inc.
6.75%, 9/15/22(9)	270	277,425
		$1,319,427

Retailers (Except Food and Drug) — 0.2%
Fresh Market, Inc. (The)
9.75%, 5/1/23(9)	1,300	$825,500
Hot Topic, Inc.
9.25%, 6/15/21(9)	10	9,600
L Brands, Inc.
6.875%, 11/1/35	15	13,706
Murphy Oil USA, Inc.
6.00%, 8/15/23	140	144,550

27	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Party City Holdings, Inc.
6.125%, 8/15/23(9)	60	$61,200
		$1,054,556

Road & Rail — 0.0%(7)
Watco Cos., LLC/Watco Finance Corp.
6.375%, 4/1/23(9)	45	$46,238
		$46,238

Software and Services — 0.0%(7)
IHS Markit, Ltd.
5.00%, 11/1/22(9)	60	$61,443
Infor Software Parent, LLC/ Infor Software Parent, Inc.
7.125%, (7.125% cash or 7.875% PIK), 5/1/21(9)(13)	60	60,525
		$121,968

Surface Transport — 0.0%(7)
Hertz Corp. (The)
6.25%, 10/15/22	25	$22,438
XPO Logistics, Inc.
6.50%, 6/15/22(9)	75	77,081
		$99,519

Telecommunications — 0.3%
CenturyLink, Inc.
6.75%, 12/1/23	40	$40,250
CommScope Technologies, LLC
6.00%, 6/15/25(9)	50	50,375
5.00%, 3/15/27(9)	5	4,688
Frontier Communications Corp.
10.50%, 9/15/22	15	13,575
7.625%, 4/15/24	30	20,550
6.875%, 1/15/25	50	32,250
Intelsat Jackson Holdings S.A.
7.50%, 4/1/21	10	9,825
5.50%, 8/1/23	35	30,691
Level 3 Financing, Inc.
5.375%, 1/15/24	25	24,438
Sprint Communications, Inc.
7.00%, 8/15/20	510	529,201
6.00%, 11/15/22	5	4,975

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Sprint Corp.
7.25%, 9/15/21		230	$238,625
7.875%, 9/15/23		260	273,520
7.625%, 2/15/25		35	36,137
T-Mobile USA, Inc.
6.375%, 3/1/25		35	36,659
6.50%, 1/15/26		110	115,087
Wind Tre SpA
2.75%, (3 mo. EURIBOR + 2.75%), 1/20/24(9)(10)	EUR	650	644,001
			$2,104,847

Utilities — 0.2%
Calpine Corp.
5.25%, 6/1/26(9)		1,150	$1,091,063
Vistra Energy Corp.
7.375%, 11/1/22		20	21,058
7.625%, 11/1/24		35	37,756
8.125%, 1/30/26(9)		25	27,463
			$1,177,340

Total Corporate Bonds & Notes (identified cost $33,893,460)			$32,841,764

Asset-Backed Securities — 3.5%
Security		Principal Amount (000’s omitted)	Value
ALM Loan Funding, Ltd.
Series 2015-16A, Class D, 7.698%, (3 mo. USD LIBOR + 5.35%), 7/15/27(9)(10)		$1,000	$1,000,827
Apidos CLO XVII
Series 2014-17A, Class C, 5.653%, (3 mo. USD LIBOR + 3.30%), 4/17/26(9)(10)		1,000	1,004,122
Apidos CLO XXI
Series 2015-21A, Class D, 7.905%, (3 mo. USD LIBOR + 5.55%), 7/18/27(9)(10)		1,000	1,003,563
Ares CLO, Ltd.
Series 2014-32RA, Class D, 8.212%, (3 mo. USD LIBOR + 5.85%), 5/15/30(9)(10)		2,000	2,004,129
Series 2015-2A, Class E2, 7.559%, (3 mo. USD LIBOR + 5.20%), 7/29/26(9)(10)		1,000	1,001,697
Birchwood Park CLO, Ltd.
Series 2014-1A, Class E1, 7.448%, (3 mo. USD LIBOR + 5.10%), 7/15/26(9)(10)		525	525,437

28	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Carlyle Global Market Strategies CLO, Ltd.
Series 2012-3A, Class DR, 9.798%, (3 mo. USD LIBOR + 7.45%), 10/14/28(9)(10)	$1,200	$1,218,176
Series 2014-4A, Class E, 7.548%, (3 mo. USD LIBOR + 5.20%), 10/15/26(9)(10)	2,000	2,002,814
Series 2015-5A, Class D, 8.459%, (3 mo. USD LIBOR + 6.10%), 1/20/28(9)(10)	500	508,336
Cent CLO, L.P.
Series 2014-22A, Class D, 7.663%, (3 mo. USD LIBOR + 5.30%), 11/7/26(9)(10)	1,000	1,001,654
Dryden XL Senior Loan Fund
Series 2015-40A, Class E, 8.293%, (3 mo. USD LIBOR + 5.95%), 8/15/28(9)(10)	1,000	1,004,270
Galaxy CLO, Ltd.
Series 2015-21A, Class ER, 7.609%, (3 mo. USD LIBOR + 5.25%), 4/20/31(9)(10)	1,000	979,485
Golub Capital Partners CLO, Ltd.
Series 2015-23A, Class ER, 8.109%, (3 mo. USD LIBOR + 5.75%), 1/20/31(9)(10)	1,200	1,196,256
Oak Hill Credit Partners VIII, Ltd.
Series 2013-8A, Class D, 5.859%, (3 mo. USD LIBOR + 3.50%), 4/20/25(9)(10)	500	501,667
Oak Hill Credit Partners XI, Ltd.
Series 2015-11A, Class E, 9.059%, (3 mo. USD LIBOR + 6.70%), 10/20/28(9)(10)	1,000	1,012,974
Palmer Square CLO, Ltd.
Series 2015-2A, Class DR, 8.859%, (3 mo. USD LIBOR + 6.50%), 7/20/30(9)(10)	1,200	1,224,657
Recette CLO, LLC
Series 2015-1A, Class E, 8.059%, (3 mo. USD LIBOR + 5.70%), 10/20/27(9)(10)	1,000	1,007,484
Voya CLO, Ltd.
Series 2013-1A, Class DR, 8.828%, (3 mo. USD LIBOR + 6.48%), 10/15/30(9)(10)	2,000	2,048,563
Westcott Park CLO, Ltd.
Series 2016-1A, Class E, 9.559%, (3 mo. USD LIBOR + 7.20%), 7/20/28(9)(10)	1,600	1,649,868

Total Asset-Backed Securities (identified cost $20,889,576)		$21,895,979

Common Stocks — 2.2%
Security	Shares	Value

Aerospace and Defense — 0.1%
IAP Global Services, LLC(3)(14)(15)	58	$676,625
		$676,625

Security	Shares	Value

Automotive — 0.1%
Dayco Products, LLC(14)(15)	20,780	$748,080
		$748,080

Business Equipment and Services — 0.7%
Education Management Corp.(3)(14)(15)	3,569,737	$0
RCS Capital Corp.(14)(15)	63,815	4,435,143
		$4,435,143

Electronics / Electrical — 0.1%
Answers Corp.(3)(14)(15)	96,908	$706,459
		$706,459

Health Care — 0.0%(7)
New Millennium Holdco, Inc.(14)(15)	68,551	$2,057
		$2,057

Nonferrous Metals / Minerals — 0.0%
ASP United/GHX Holding, LLC(3)(14)(15)	707	$0
		$0

Oil and Gas — 0.7%
AFG Holdings, Inc.(3)(14)(15)	30,640	$2,083,520
Fieldwood Energy, Inc.(14)(15)	19,189	873,100
Nine Point Energy Holdings, Inc.(3)(14)(16)	646	4,767
Paragon Offshore Finance Company, Class A(14)(15)	1,707	2,080
Paragon Offshore Finance Company, Class B(14)(15)	854	26,688
Samson Resources II, LLC, Class A(14)(15)	46,484	1,098,184
Southcross Holdings Group, LLC(3)(14)(15)	67	0
Southcross Holdings L.P., Class A(14)(15)	67	20,602
		$4,108,941

Publishing — 0.5%
ION Media Networks, Inc.(3)(14)(15)	4,429	$2,953,390
		$2,953,390

Total Common Stocks (identified cost $4,515,010)		$13,630,695

29	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

Convertible Preferred Stocks — 0.0%(7)
Security	Shares	Value

Business Equipment and Services — 0.0%
Education Management Corp., Series A-1, 7.50%(3)(14)(15)	3,972	$0
		$0

Oil and Gas — 0.0%(7)
Nine Point Energy Holdings, Inc., Series A, 12.00%(3)(14)(16)	14	$20,552
		$20,552

Total Convertible Preferred Stocks (identified cost $294,330)		$20,552

Closed-End Funds — 2.0%
Security	Shares	Value
BlackRock Floating Rate Income Strategies Fund, Inc.	111,292	$1,575,895
Invesco Senior Income Trust	538,147	2,362,465
Nuveen Credit Strategies Income Fund	406,731	3,290,454
Nuveen Floating Rate Income Fund	164,907	1,785,943
Nuveen Floating Rate Income Opportunity Fund	115,017	1,220,330
Voya Prime Rate Trust	441,753	2,261,775

Total Closed-End Funds (identified cost $13,551,541)		$12,496,862

Miscellaneous — 0.0%
Security	Principal Amount	Value

Telecommunications — 0.0%
Avaya, Inc., Escrow Certificates(3)(14)	$25,000	$0

Total Miscellaneous (identified cost $0)		$0

Short-Term Investments — 1.5%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.98%(17)	9,618,600	$9,619,562

Total Short-Term Investments (identified cost $9,618,702)		$9,619,562

Total Investments — 156.1% (identified cost $973,558,711)		$971,477,964

Less Unfunded Loan Commitments — (0.2)%		$(1,642,138)

Net Investments — 155.9% (identified cost $971,916,573)		$969,835,826

Notes Payable — (40.8)%		$(254,000,000)

Variable Rate Term Preferred Shares, at Liquidation Value (net of unamortized deferred debt issuance costs) — (12.8)%		$(79,795,768)

Other Assets, Less Liabilities — (2.3)%		$(13,798,632)

Net Assets Applicable to Common Shares — 100.0%		$622,241,426

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(2)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion and the commitment fees on the portion of the loan that is unfunded. See Note 1F for description.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 12).

(4)

The stated interest rate represents the weighted average interest rate at May 31, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(5)	This Senior Loan will settle after May 31, 2018, at which time the interest rate will be determined.

(6)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

30	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Portfolio of Investments — continued

(7)	Amount is less than 0.05%.

(8)	Fixed-rate loan.

(9)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At May 31, 2018, the aggregate value of these securities is $39,083,534 or 6.3% of the Trust’s net assets applicable to common shares.

(10)	Variable rate security. The stated interest rate represents the rate in effect at May 31, 2018.

(11)	Security converts to floating rate after the indicated fixed-rate coupon period.
(12)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(13)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(14)	Non-income producing security.

(15)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(16)	Restricted security (see Note 7).

(17)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of May 31, 2018.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	14,932,778	EUR	11,952,390	Goldman Sachs International	6/29/18	$932,619	$—
USD	1,141,272	EUR	922,688	HSBC Bank USA, N.A.	6/29/18	60,503	—
USD	2,617,549	EUR	2,094,466	JPMorgan Chase Bank, N.A.	6/29/18	164,244	—
USD	19,133,562	EUR	15,695,534	Goldman Sachs International	7/31/18	704,109	—
USD	1,638,312	EUR	1,343,250	State Street Bank and Trust Company	7/31/18	61,088	—
USD	973,768	GBP	696,500	HSBC Bank USA, N.A.	7/31/18	45,276	—
USD	1,950,344	GBP	1,394,507	State Street Bank and Trust Company	7/31/18	91,351	—
USD	1,916,674	CAD	2,457,377	HSBC Bank USA, N.A.	8/31/18	17,594	—
USD	12,759,339	EUR	10,989,289	State Street Bank and Trust Company	8/31/18	—	(174,518)

						$2,076,784	$(174,518)

Abbreviations:

EURIBOR	–	Euro Interbank Offered Rate
LIBOR	–	London Interbank Offered Rate
PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

31	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Statement of Assets and Liabilities

Assets	May 31, 2018
Unaffiliated investments, at value (identified cost, $962,297,871)	$960,216,264
Affiliated investment, at value (identified cost, $9,618,702)	9,619,562
Cash	5,788,413
Deposits for derivatives collateral — forward foreign currency exchange contracts	1,210,000
Foreign currency, at value (identified cost, $997,641)	964,265
Interest and dividends receivable	3,775,726
Dividends receivable from affiliated investment	15,520
Receivable for investments sold	3,369,971
Receivable for open forward foreign currency exchange contracts	2,076,784
Prepaid upfront fees on variable rate term preferred shares	177,240
Prepaid upfront fees on notes payable	227,788
Prepaid expenses	54,464
Total assets	$987,495,997

Liabilities
Notes payable	$254,000,000
Variable rate term preferred shares, at liquidation value (net of unamortized deferred debt issuance costs of $204,232)	79,795,768
Cash collateral due to brokers	1,210,000
Payable for investments purchased	27,817,048
Payable for open forward foreign currency exchange contracts	174,518
Payable to affiliates:
Investment adviser fee	610,254
Trustees’ fees	6,543
Interest expense and fees payable	1,319,838
Accrued expenses	320,602
Total liabilities	$365,254,571
Commitments and contingencies (Note 13)
Net assets applicable to common shares	$622,241,426

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 39,863,690 shares issued and outstanding	$398,637
Additional paid-in capital	636,160,986
Accumulated undistributed net investment income	3,608,617
Accumulated net realized loss	(17,602,358)
Net unrealized depreciation	(324,456)
Net assets applicable to common shares	$622,241,426

Net Asset Value Per Common Share

($622,241,426 ÷ 39,863,690 common shares issued and outstanding)	$15.61

32	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Statement of Operations

Investment Income	Year Ended May 31, 2018
Interest and other income	$47,969,560
Dividends	789,560
Dividends from affiliated investment	187,973
Total investment income	$48,947,093

Expenses
Investment adviser fee	$7,112,007
Trustees’ fees and expenses	43,265
Custodian fee	339,453
Transfer and dividend disbursing agent fees	18,705
Legal and accounting services	265,667
Printing and postage	64,282
Interest expense and fees	9,449,455
Miscellaneous	88,608
Total expenses	$17,381,442

Net investment income	$31,565,651

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$4,987,833
Investment transactions — affiliated investment	(3,692)
Foreign currency transactions	93,309
Forward foreign currency exchange contracts	(2,359,538)
Net realized gain	$2,717,912
Change in unrealized appreciation (depreciation) —
Investments	$(2,420,951)
Investments — affiliated investment	468
Foreign currency	(24,651)
Forward foreign currency exchange contracts	2,638,165
Net change in unrealized appreciation (depreciation)	$193,031

Net realized and unrealized gain	$2,910,943

Net increase in net assets from operations	$34,476,594

33	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Statements of Changes in Net Assets

	Year Ended May 31,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$31,565,651	$34,461,617
Net realized gain (loss)	2,717,912	(2,513,308)
Net change in unrealized appreciation (depreciation)	193,031	38,523,713
Net increase in net assets from operations	$34,476,594	$70,472,022
Distributions to common shareholders —
From net investment income	$(33,007,135)	$(34,801,001)
Total distributions to common shareholders	$(33,007,135)	$(34,801,001)

Net increase in net assets	$1,469,459	$35,671,021

Net Assets Applicable to Common Shares
At beginning of year	$620,771,967	$585,100,946
At end of year	$622,241,426	$620,771,967

Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$3,608,617	$2,742,838

34	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended May 31, 2018
Net increase in net assets from operations	$34,476,594
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(324,073,128)
Investments sold and principal repayments	319,977,475
Increase in short-term investments, net	(459,506)
Net amortization/accretion of premium (discount)	(1,096,198)
Amortization of prepaid upfront fees on variable rate term preferred shares	133,770
Amortization of deferred debt issuance costs on variable rate term preferred shares	152,755
Amortization of prepaid upfront fees on notes payable	294,834
Increase in deposits for derivatives collateral — forward foreign currency exchange contracts	(610,000)
Decrease in interest and dividends receivable	42,410
Increase in dividends receivable from affiliated investment	(8,272)
Increase in receivable for open forward foreign currency exchange contracts	(2,063,282)
Increase in prepaid expenses	(17,001)
Increase in cash collateral due to brokers	1,210,000
Decrease in payable for open forward foreign currency exchange contracts	(574,883)
Increase in payable to affiliate for investment adviser fee	8,013
Decrease in payable to affiliate for Trustees’ fees	(2,734)
Increase in interest expense and fees payable	492,683
Increase in accrued expenses	94,729
Increase in unfunded loan commitments	996,476
Net change in unrealized (appreciation) depreciation from investments	2,420,483
Net realized gain from investments	(4,984,141)
Net cash provided by operating activities	$26,411,077

Cash Flows From Financing Activities
Cash distributions paid to common shareholders	$(33,007,135)
Payment of prepaid upfront fees on notes payable	(290,000)
Proceeds from notes payable	28,000,000
Repayments of notes payable	(20,000,000)
Net cash used in financing activities	$(25,297,135)

Net increase in cash*	$1,113,942

Cash at beginning of year(1)	$5,638,736

Cash at end of year(1)	$6,752,678

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings and variable rate term preferred shares	$8,665,413

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(32,961).

(1)	Balance includes foreign currency, at value.

35	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
	2018	2017	2016	2015	2014
Net asset value — Beginning of year (Common shares)	$15.570	$14.680	$15.640	$16.080	$16.300

Income (Loss) From Operations
Net investment income(1)	$0.792	$0.864	$0.908	$0.882	$0.889
Net realized and unrealized gain (loss)	0.076	0.899	(0.964)	(0.431)	(0.145)

Total income (loss) from operations	$0.868	$1.763	$(0.056)	$0.451	$0.744

Less Distributions to Common Shareholders
From net investment income	$(0.828)	$(0.873)	$(0.904)	$(0.891)	$(0.966)

Total distributions to common shareholders	$(0.828)	$(0.873)	$(0.904)	$(0.891)	$(0.966)

Premium from common shares sold through shelf offering (see Note 6)(1)	$—	$—	$—	$—	$0.002

Net asset value — End of year (Common shares)	$15.610	$15.570	$14.680	$15.640	$16.080

Market value — End of year (Common shares)	$14.850	$15.150	$13.560	$14.360	$15.180

Total Investment Return on Net Asset Value(2)	6.03%	12.65%	0.46%	3.43%	4.87%

Total Investment Return on Market Value(2)	3.67%	18.58%	1.14%	0.59%	(3.19)%

36	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
Ratios/Supplemental Data	2018	2017	2016	2015	2014
Net assets applicable to common shares, end of year (000’s omitted)	$622,241	$620,772	$585,101	$623,439	$641,079
Ratios (as a percentage of average daily net assets applicable to common shares):†
Expenses excluding interest and fees(3)	1.28%	1.32%	1.36%	1.37%	1.36%
Interest and fee expense(4)	1.52%	1.16%	0.93%	0.80%	0.77%
Total expenses(3)	2.80%	2.48%	2.29%	2.17%	2.13%
Net investment income	5.09%	5.68%	6.22%	5.60%	5.50%
Portfolio Turnover	34%	47%	29%	32%	35%
Senior Securities:
Total notes payable outstanding (in 000’s)	$254,000	$246,000	$232,000	$290,000	$300,000
Asset coverage per $1,000 of notes payable(5)	$3,765	$3,849	$3,867	$3,426	$3,404
Total preferred shares outstanding	800	800	800	800	800
Asset coverage per preferred share(6)	$286,300	$290,421	$287,532	$268,497	$268,705
Involuntary liquidation preference per preferred share(7)	$100,000	$100,000	$100,000	$100,000	$100,000
Approximate market value per preferred share(7)	$100,000	$100,000	$100,000	$100,000	$100,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Interest and fee expense relates to variable rate term preferred shares (see Note 2) and the notes payable (see Note 9).

(5)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(6)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 286%, 290%, 288%, 268% and 269% at May 31, 2018, 2017, 2016, 2015 and 2014, respectively.

(7)	Plus accumulated and unpaid dividends.

†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios exclude the effect of custody fee credits, if any.

	Year Ended May 31,
	2018	2017	2016	2015	2014
Expenses excluding interest and fees	0.83%	0.86%	0.86%	0.85%	0.85%
Interest and fee expense	1.00%	0.76%	0.58%	0.50%	0.49%
Total expenses	1.83%	1.62%	1.44%	1.35%	1.34%
Net investment income	3.33%	3.72%	3.90%	3.50%	3.46%

37	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objective is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a

38

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Notes to Financial Statements — continued

consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of May 31, 2018, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At May 31, 2018, the Trust had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

39

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Notes to Financial Statements — continued

2  Variable Rate Term Preferred Shares

On December 18, 2012, the Trust issued 800 shares of Series C-1 Variable Rate Term Preferred Shares (Series C-1 VRTP Shares) in a private offering to a commercial paper conduit sponsored by a large financial institution (the Conduit). The Trust used the net proceeds from the issuance to enter into a series of transactions which resulted in a redemption and/or repurchase of its Auction Preferred Shares.

Variable rate term preferred shares are a form of preferred shares that represent stock of the Trust. They have a par value of $0.01 per share and a liquidation preference of $100,000 per share. The Series C-1 VRTP Shares also had an original mandatory redemption date of December 18, 2015 that had been extended on May 20, 2015 to July 8, 2016 and further extended on December 22, 2015 to January 8, 2017 and on June 24, 2016 to April 7, 2017 upon consent of the holders of the Series C-1 VRTP Shares and approval of the Trust’s Board of Trustees.

On September 30, 2016, the Series C-1 VRTP Shares were transferred to another large financial institution (the Assignee) as permitted by the Trust’s By-laws. The transferred Series C-1 VRTP Shares were then exchanged for an equal number of Series L-2 Variable Rate Term Preferred Shares (Series L-2 VRTP Shares), and the mandatory redemption date was extended to three years from the date of transfer. In addition, beginning one year after the date of the transfer, the Assignee is permitted to accelerate the redemption date of the Series L-2 VRTP Shares to 365 days following delivery of a redemption notice to the Trust. Dividends on the Series L-2 VRTP Shares are determined each day based on a spread of 1.85% to three-month LIBOR. Such spread is determined based on the current credit rating of the Series L-2 VRTP Shares, which is provided by Moody’s Investors Service.

The Series L-2 VRTP Shares are redeemable at the option of the Trust at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any business day and solely for the purpose of reducing the leverage of the Trust. The Series L-2 VRTP Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance or leverage ratio requirements with respect to the Series L-2 VRTP Shares. Six months prior to the mandatory redemption date, the Trust is required to segregate in a liquidity account with its custodian investments equal to 110% of the Series L-2 VRTP Shares’ redemption price, and over the six month period execute a series of liquidation transactions to assure sufficient liquidity to redeem the Series L-2 VRTP Shares. The holders of the Series L-2 VRTP Shares, voting as a class, are entitled to elect two Trustees of the Trust. If the dividends on the Series L-2 VRTP Shares remain unpaid in an amount equal to two full years’ dividends, the holders of the Series L-2 VRTP Shares as a class have the right to elect a majority of the Board of Trustees.

For financial reporting purposes, the liquidation value of the Series L-2 VRTP Shares (net of unamortized deferred debt issuance costs) is presented as a liability on the Statement of Assets and Liabilities and unpaid dividends are included in interest expense and fees payable. Dividends accrued on Series L-2 VRTP Shares are treated as interest payments for financial reporting purposes and are included in interest expense and fees on the Statement of Operations.

In connection with the transfer of the Series C-1 VRTP Shares to the Assignee on September 30, 2016, the Trust paid an upfront fee of $400,000 and debt issuance costs of $458,267, both of which are being amortized to interest expense and fees over a period of three years to September 30, 2019. The unamortized amount of the debt issuance costs as of May 31, 2018 is presented as a deduction of the liability for variable rate term preferred shares on the Statement of Assets and Liabilities.

The carrying amount of the Series L-2 VRTP Shares at May 31, 2018 represents its liquidation value, which approximates fair value. If measured at fair value, the Series L-2 VRTP Shares would have been considered as Level 2 in the fair value hierarchy (see Note 12) at May 31, 2018. The average liquidation preference of the Series L-2 VRTP Shares during the year ended May 31, 2018 was $80,000,000.

3  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding variable rate term preferred shares. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to common shareholders are recorded on the ex-dividend date. Dividends to variable rate term preferred shareholders are accrued daily and payable quarterly. The dividend rate on Series L-2 VRTP Shares at May 31, 2018 was 4.17%. The amount of dividends accrued and the average dividend rate of the Series L-2 VRTP Shares during the year ended May 31, 2018 were $2,856,694 and 3.57%, respectively.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

40

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Notes to Financial Statements — continued

The tax character of distributions declared, including distributions on variable rate term preferred shares that are treated as interest expense for financial reporting purposes, for the years ended May 31, 2018 and May 31, 2017 was as follows:

	Year Ended May 31,
	2018	2017

Distributions declared from:
Ordinary income	$35,863,829	$36,913,261

During the year ended May 31, 2018, accumulated net realized loss was decreased by $56,457,910, accumulated undistributed net investment income was increased by $2,307,263 and paid-in capital was decreased by $58,765,173 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), tax straddle transactions, premium amortization, accretion of market discount, non-deductible expenses, defaulted bond interest, investments in partnerships and the treatment of variable rate term preferred shares as equity for tax purposes. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of May 31, 2018, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$5,651,945
Capital loss carryforwards	$(16,721,975)
Net unrealized depreciation	$(2,590,790)
Other temporary differences	$(657,377)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, foreign currency transactions, investments in partnerships, the timing of recognizing distributions to shareholders, premium amortization and accretion of market discount.

At May 31, 2018, the Trust, for federal income tax purposes, had capital loss carryforwards of $16,721,975 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The capital loss carryforwards will expire on May 31, 2019 and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Trust’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended May 31, 2018, capital loss carryforwards of $137,856 were utilized to offset net realized gains by the Trust.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Trust at May 31, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$972,280,643

Gross unrealized appreciation	$18,179,506
Gross unrealized depreciation	(20,624,323)

Net unrealized depreciation	$(2,444,817)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.75% of the Trust’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage. For the year ended May 31, 2018, the Trust’s investment adviser fee amounted to $7,112,007. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Trust, but receives no compensation.

41

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Notes to Financial Statements — continued

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended May 31, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $321,065,909 and $320,689,629, respectively, for the year ended May 31, 2018.

6  Common Shares of Beneficial Interest and Shelf Offering

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the years ended May 31, 2018 and May 31, 2017.

On November 11, 2013, the Board of Trustees of the Trust authorized the repurchase by the Trust of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended May 31, 2018 and May 31, 2017.

Pursuant to a registration statement filed with the SEC, the Trust is authorized to issue up to an additional 5,495,789 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the years ended May 31, 2018 and May 31, 2017, there were no shares sold by the Trust pursuant to its shelf offering.

7  Restricted Securities

At May 31, 2018, the Trust owned the following securities (representing less than 0.01% of net assets applicable to common shares) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks
Nine Point Energy Holdings, Inc.	7/15/14, 10/21/14	646	$34,722	$4,767

Convertible Preferred Stocks
Nine Point Energy Holdings, Inc., Series A, 12.00%	5/26/17	14	$14,000	$20,552

Total Restricted Securities			$48,722	$25,319

8  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at May 31, 2018 is included in the Portfolio of Investments. At May 31, 2018, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.

42

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Notes to Financial Statements — continued

The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At May 31, 2018, the fair value of derivatives with credit-related contingent features in a net liability position was $174,518. At May 31, 2018, there were no assets pledged by the Trust for such liability.

The over-the-counter (OTC) derivatives in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Trust of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Trust, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Trust as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at May 31, 2018 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 12) at May 31, 2018.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at May 31, 2018 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Forward foreign currency exchange contracts	$2,076,784	$(174,518)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

The Trust’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Trust’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Trust for such assets and pledged by the Trust for such liabilities as of May 31, 2018.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$1,636,728	$—	$(748,439)	$(888,289)	$—
HSBC Bank USA, N.A.	123,373	—	(123,373)	—	—
JPMorgan Chase Bank, N.A.	164,244	—	—	(164,244)	—
State Street Bank and Trust Company	152,439	(152,439)	—	—	—

	$2,076,784	$(152,439)	$(871,812)	$(1,052,533)	$—

43

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

State Street Bank and Trust Company	$(174,518)	$152,439	$—	$—	$(22,079)

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended May 31, 2018 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)
Forward foreign currency exchange contracts	$(2,359,538)	$2,638,165

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended May 31, 2018, which is indicative of the volume of this derivative type, was approximately $43,112,000.

9  Revolving Credit and Security Agreement

The Trust has entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank to borrow up to $290 million ($295 million prior to March 12, 2018). Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, in effect through March 11, 2019, the Trust also pays a program fee of 0.67% per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 60% of the total facility size) per annum on the borrowing limit under the Agreement. Program and liquidity fees for the year ended May 31, 2018 totaled $2,129,218 and are included in interest expense and fees on the Statement of Operations. The Trust also paid an upfront fee of $290,000, which is being amortized to interest expense over a period of one year through March 2019. The unamortized balance at May 31, 2018 is approximately $228,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At May 31, 2018, the Trust had borrowings outstanding under the Agreement of $254,000,000 at an interest rate of 2.24%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at May 31, 2018 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 12) at May 31, 2018. For the year ended May 31, 2018, the average borrowings under the Agreement and the average interest rate (excluding fees) were $247,643,836 and 1.56%, respectively.

10  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

44

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Notes to Financial Statements — continued

11  Credit Risk

The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

12  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At May 31, 2018, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$875,803,467	$3,526,945	$879,330,412
Corporate Bonds & Notes	—	32,841,764	—	32,841,764
Asset-Backed Securities	—	21,895,979	—	21,895,979
Common Stocks	—	7,205,934	6,424,761	13,630,695
Convertible Preferred Stocks	—	—	20,552	20,552
Closed-End Funds	12,496,862	—	—	12,496,862
Miscellaneous	—	—	0	0
Short-Term Investments	—	9,619,562	—	9,619,562

Total Investments	$12,496,862	$947,366,706	$9,972,258	$969,835,826
Forward Foreign Currency Exchange Contracts	$—	$2,076,784	$—	$2,076,784

Total	$12,496,862	$949,443,490	$9,972,258	$971,912,610

Liability Description
Forward Foreign Currency Exchange Contracts	$—	$(174,518)	$—	$(174,518)

Total	$—	$(174,518)	$—	$(174,518)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended May 31, 2018 is not presented. At May 31, 2018, there were no investments transferred between Level 1 and Level 2 during the year then ended.

13  Legal Proceedings

In May 2015, the Trust was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan

45

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Notes to Financial Statements — continued

pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Trust is approximately $4,166,000 (equal to 0.67% of net assets applicable to common shares at May 31, 2018). The Trust cannot predict the outcome of these proceedings or the effect, if any, on the Trust’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Trust as incurred.

46

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Floating-Rate Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Income Trust (the “Trust”), including the portfolio of investments, as of May 31, 2018, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of May 31, 2018, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of May 31, 2018, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

July 17, 2018

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

47

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income.  For the fiscal year ended May 31, 2018, the Trust designates approximately $789,560, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

48

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on March 22, 2018. The following action was taken by the shareholders:

Item 1:  The election of William H. Park, Susan J. Sutherland and Harriett Tee Taggart as Class II Trustees of the Fund for a three-year term expiring in 2021. On March 22, 2018, the Fund adjourned the meeting for VRTP Shareholders until April 9, 2018, and Mr. Gorman was elected solely by VRTP Shareholders at that meeting.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
William H. Park	36,156,088	893,963
Susan J. Sutherland	36,324,960	725,091
Harriett Tee Taggart	36,299,318	750,733

Nominee for Trustee Elected by VRTP Shareholders	Number of Shares
	For	Withheld
George J. Gorman	800	0

49

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

50

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Floating-Rate Income Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

51

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 24, 2018, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2018. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the fund’s investment strategies and policies;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

52

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2018, with respect to one or more funds, the Board met seven times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and nine times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Floating-Rate Income Trust (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing factors such as the special considerations relevant to investing in senior floating rate loans. The Board considered the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio

53

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Board of Trustees’ Contract Approval — continued

valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2017 for the Fund. In this regard, the Board noted that the performance of the Fund was higher than the median performance of the Fund’s peer group and the Fund’s custom peer group for the three-year period. The Board also noted that the performance of the Fund was higher than its primary benchmark index for the three-year period. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2017, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser to other types of clients with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser provides to the Fund as compared to other types of clients and the material differences in compliance, reporting and other legal burdens and risks to the Adviser as between the Fund and other types of clients. The Board also considered certain factors identified by management in response to inquiries from the Contract Review Committee regarding the Fund’s expense ratio relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

54

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Floating-Rate Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 175 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2020. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Class III Trustee	Until 2019. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2020. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989); Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee(3)	Until 2021. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Class III Trustee(3)	Until 2019. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

55

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2021. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2019. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Susan J. Sutherland 1957	Class II Trustee	Until 2021. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class II Trustee	Until 2021. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006). Ms. Taggart has apprised the Board of Trustees that she intends to retire as a Trustee of all Eaton Vance Funds in 2018.

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009).

Scott E. Wennerholm 1959	Class I Trustee	Until 2020. Trustee since 2016.

Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

56

Eaton Vance

Floating-Rate Income Trust

May 31, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	VRTP Trustee
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

57

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

58

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2224    5.31.18

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended May 31, 2017 and May 31, 2018 by D&T for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods

Eaton Vance Floating-Rate Trust Income

Fiscal Years Ended	5/31/17	5/31/18
Audit Fees	$109,675	$109,212
Audit-Related Fees(1)	$18,000	$18,000
Tax Fees(2)	$20,203	$22,006
All Other Fees(3)	$0	$0

Total	$147,878	$149,218

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s Revolving Credit and Security Agreement.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended May 31, 2017 and May 31, 2018; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	5/31/17	5/31/18
Registrant	$38,203	$40,006
Eaton Vance(1)	$194,018	$51,855

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), Valerie A. Mosley, William H. Park and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Trust. Ralph H. Hinckley, Jr. and Scott H. Page comprise the investment team responsible for the overall management of the Trust’s investments.

Mr. Hinckley is a Vice President of EVM and has been a portfolio manager of the Trust since January 2008. Mr. Page is a Vice President of EVM, has been a portfolio manager of the Trust since June 2004 and is Co-Director of EVM’s Floating Rate Loan Group. Messrs. Hinckley and Page have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Ralph H. Hinckley, Jr.
Registered Investment Companies	1	$1,035.8	0	$0
Other Pooled Investment Vehicles	3	$6,613.3	0	$0
Other Accounts	1	$933.0	0	$0

Scott H. Page
Registered Investment Companies	14	$31,487.1	0	$0
Other Pooled Investment Vehicles	13	$8,768.3	1	$2.4
Other Accounts	6	$6,520.5	0	$0

The following table shows the dollar range of Trust shares beneficially owned by each portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Trust
Ralph H. Hinckley, Jr.	$10,001 – $50,000
Scott H. Page	$100,001 – $500,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Trust’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Trust and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Trust and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Trust. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp. (“EVC”) nonvoting common stock and/or restricted shares of EVC nonvoting common stock that generally are subject to a vesting schedule, and (4) (for equity portfolio managers) a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Fund does not engage in securities lending.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate Income Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	July 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer
Date:	July 23, 2018

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	July 23, 2018